                                                                    EXHIBIT 25.1

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                --------------
                                   FORM T-1

                      STATEMENT OF ELIGIBILITY UNDER THE
                          TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ____
                                --------------
                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)
                                  74-0800980
                    (I.R.S. Employer Identification Number)

  712 MAIN STREET, HOUSTON, TEXAS                             77002
(Address of principal executive offices)                   (Zip code)

                    LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                      HOUSTON, TEXAS 77002  (713) 216-2448
           (Name, address and telephone number of agent for service)

                            WAINOCO OIL CORPORATION
              (Exact name of obligor as specified in its charter)

                WYOMING                                    74 - 1895085
    (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                     Identification Number)

    10000 MEMORIAL DRIVE, SUITE 600
          HOUSTON, TEXAS                                         77024
   (Address of principal executive offices)                   (Zip code)


                         9-1/8% SENIOR NOTES DUE 2006
                                   SERIES A
                        (Title of indenture securities)

================================================================================

ITEM 1.   GENERAL INFORMATION.

     FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a)  NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING
          AUTHORITY TO WHICH IT IS SUBJECT.

          Comptroller of the Currency, Washington, D.C.
          Federal Deposit Insurance Corporation, Washington, D.C.
          Board of Governors of the Federal Reserve System, Washington, D.C.

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          The trustee is authorized to exercise corporate trust powers.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.

          IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          The obligor is not an affiliate of the trustee. (See Note on Page 7.)

ITEM 3.   VOTING SECURITIES OF THE TRUSTEE.

          FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.

                COL. A                           COL. B
             TITLE OF CLASS                AMOUNT OUTSTANDING
             --------------                ------------------

          Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4.   TRUSTEESHIPS UNDER OTHER INDENTURES.

          IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

          (a)  TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER
               INDENTURE.

          Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

          (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

               Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

          IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICER OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

          Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 6.   VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
          OFFICIALS.

          FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

    COL. A             COL. B           COL. C             COL. D
                                                       PERCENTAGE OF
                                                     VOTING SECURITIES
                                                       REPRESENTED BY
                                      AMOUNT OWNED    AMOUNT GIVEN IN
 NAME OF OWNER     TITLE OF CLASS     BENEFICIALLY         COL. C
 -------------     --------------     ------------   -----------------

 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 7.   VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
          OFFICIALS.

          FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

    COL. A             COL. B           COL. C             COL. D
                                                       PERCENTAGE OF
                                                     VOTING SECURITIES
                                                       REPRESENTED BY
                                      AMOUNT OWNED    AMOUNT GIVEN IN
 NAME OF OWNER     TITLE OF CLASS     BENEFICIALLY         COL. C
 -------------     --------------     ------------   -----------------

 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 8.   SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

          FURNISH THE FOLLOWING INFORMATION AS TO THE SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

    COL. A             COL. B           COL. C             COL. D
                                     AMOUNT OWNED
                     WHETHER THE    BENEFICIALLY OR      PERCENT OF
                     SECURITIES    HELD AS COLLATERAL        CLASS
                     ARE VOTING        SECURITY FOR     REPRESENTED BY
                    OR NONVOTING     OBLIGATIONS IN      AMOUNT GIVEN
 TITLE OF CLASS      SECURITIES          DEFAULT           IN COL. C
 --------------      ----------          -------           ---------

 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 9.   SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

          IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

    COL. A             COL. B           COL. C             COL. D
                                     AMOUNT OWNED
                                    BENEFICIALLY OR      PERCENT OF
                                   HELD AS COLLATERAL       CLASS
 TITLE OF ISSUER                       SECURITY FOR     REPRESENTED BY
      AND              AMOUNT        OBLIGATIONS IN      AMOUNT GIVEN
 TITLE OF CLASS      OUTSTANDING   DEFAULT BY TRUSTEE      IN COL. C
 --------------      -----------   ------------------      ---------

 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

          IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

    COL. A             COL. B           COL. C             COL. D
                                     AMOUNT OWNED
                                    BENEFICIALLY OR      PERCENT OF
                                   HELD AS COLLATERAL       CLASS
 TITLE OF ISSUER                       SECURITY FOR     REPRESENTED BY
      AND              AMOUNT        OBLIGATIONS IN      AMOUNT GIVEN
 TITLE OF CLASS      OUTSTANDING   DEFAULT BY TRUSTEE      IN COL. C
 --------------      -----------   ------------------      ---------

 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

          IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OR SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

    COL. A             COL. B           COL. C             COL. D
                                     AMOUNT OWNED
                                    BENEFICIALLY OR      PERCENT OF
                                   HELD AS COLLATERAL       CLASS
 TITLE OF ISSUER                       SECURITY FOR     REPRESENTED BY
      AND              AMOUNT        OBLIGATIONS IN      AMOUNT GIVEN
 TITLE OF CLASS      OUTSTANDING   DEFAULT BY TRUSTEE      IN COL. C
 --------------      -----------   ------------------      ---------

 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

          EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:


    COL. A                         COL. B                       COL. C

   NATURE OF                       AMOUNT
 INDEBTEDNESS                    OUTSTANDING                   DATE DUE
 ------------                    -----------                   --------

 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 13.  DEFAULTS BY THE OBLIGOR.

     (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 7.)

     (b)  IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH
ANY SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     There has not been a default under any such indenture or series. (See Note on Page 7.)

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

          IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 15.  FOREIGN TRUSTEE.

          IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

          Not applicable.

ITEM 16.  LIST OF EXHIBITS.

          LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF
ELIGIBILITY.

          . 1. A copy of the articles of association of the trustee now in effect.

          # 2. A copy of the certificate of authority of the trustee to commence business.

          * 3. A copy of the certificate of authorization of the trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January 21, 1948.

          + 4. A copy of the existing bylaws of the trustee.

            5. Not applicable.

            6. The consent of United States institutional trustees required by
               Section 321(b) of the Act.

            7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

            8. Not applicable.

            9. Not applicable.
      ___________________________________________________________________

               NOTE REGARDING ATTACHED AND INCORPORATED EXHIBITS

          Effective January 20, 1998, the name of the Trustee was changed from Texas Commerce Bank National Association to Chase Bank of Texas, National Association. Exhibit 7 listed above, the Trustee's Consolidated Reports of Condition and Income for the fourth quarter of 1997, and the exhibits incorporated by reference below, were filed under the former name of the Trustee.

          . Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-56195.

          # Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-42814.

          * Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-11 File No. 33-25132.

          + Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-65055.

                                     NOTE

          Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE 11TH DAY OF MARCH, 1998.

                      CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                                      (Trustee)


                              By:     /s/ Mauri J. Cowen
                                 ------------------------------------
                                          Mauri J. Cowen
                                  Vice President and Trust Officer

                                   EXHIBIT 6



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

     The undersigned is trustee under an Indenture dated as of February 9, 1998, between Wainoco Oil Corporation (the "Company") and Chase Bank of Texas, National Association, as Trustee, entered into in connection with the issuance of the Company's 9-1/8% Senior Notes due 2006, Series A.

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                              Very truly yours,

                              CHASE BANK OF TEXAS, NATIONAL
                              ASSOCIATION, as Trustee



                              By:     /s/ Mauri J. Cowen
                                 ------------------------------------
                                          Mauri J. Cowen
                                  Vice President and Trust Officer


                                                                                    Board of Governors of the Federal Reserve System
                                                                                    OMB Number:  7100-0036
                                                                                    Federal Deposit Insurance Corporation
                                                                                    OMB Number:  3064-0052
                                                                                    Office of the Comptroller of the Currency
                                                                                    OMB Number:  1557-0081
                                                                                    Expires March 31, 2000
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
------------------------------------------------------------------------------------------------------------------------------------

[LOGO APPEARS HERE]                                                                 Please refer to page i,                   [1]
                                                                                    Table of Contents, for
                                                                                    the required disclosure
                                                                                    of estimated burden.
------------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031
                                                                 (971231)
                                                                __________
REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1997               (RCRI 9999)

This report is required by law:  12 U.S.C. (S)324 (State         This report form is to be filed by banks with branches and
member banks); 12 U.S.C. (S)1817 (State nonmember banks);        consolidated subsidiaries in U.S. territories and possessions,
and 12 U.S.C. (S)161 (National banks).                           Edge or Agreement subsidiaries, foreign branches, consoli-
                                                                 dated foreign subsidiaries, or International Banking Facilities.
------------------------------------------------------------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed         The Reports of Condition and Income are to be prepared in
by an authorized officer and the Report of Condition must be     accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for
State nonmember banks and three directors for State member       We, the undersigned directors (trustees), attest to the
and National banks.                                              correctness of this Report of Condition (including the
                                                                 supporting schedules) for this report date and declare
I, C. Richards Summers, EVP & Controller                         that it has been examined by us and to the best of our
____________________________________________________________     knowledge and belief has been prepared in conformance with
Name and Title of Officer Authorized to Sign Report              the instructions issued by the appropriate Federal
                                                                 regulatory authority and is true and correct.
of the named bank do hereby declare that the Reports of
Condition and Income (including the supporting schedules)
for this report date have been prepared in conformance           John L. Adams
with the instructions issued by the appropriate Federal          ___________________________________________________________
regulatory authority and are true to the best of my              Director (Trustee)
knowledge and belief.

C. Richard Summers                                               Alan R. Buckwalter, III
____________________________________________________________     ___________________________________________________________
Signature of Officer Authorized to Sign Report                   Director (Trustee)

2/11/98                                                          Robert C. Hunter
____________________________________________________________     ___________________________________________________________
Date of Signature                                                Director (Trustee)
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SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income   (b) in hard-copy (paper) form and arrange for another party to convert
either:                                                          the paper report to automated form. That party (if other than EDS)
                                                                 must transmit the bank's computer data file to EDS.
(a) in automated form and then file the computer data file
    directly with the banking agencies' collection agent,    To fulfill the signature and attestation requirement for the
    Electronic Data Systems Corporation (EDS), by modem      Reports of Condition and Income for this report date, attach this
    or on computer diskette; or                              signature page to the hard-copy record of the completed report that the bank places in its files.
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FDIC Certificate Number |0|3|2|6|3|
                        (RCRI 9050)




Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                EXHIBIT 7

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                                                                                                                           FFIEC 031
                                                                                                                              Page i
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR                                                                                 [2]
A BANK WITH DOMESTIC AND FOREIGN OFFICES
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TABLE OF CONTENTS

Signature Page                                   Cover               Report of Condition

Report of Income                                                     Schedule RC--Balance Sheet ............................ RC-1, 2

Schedule RI--Income Statement ......... RI-1, 1, 2, 3                Schedule RC-A--Cash and Balances Due
                                                                       From Depository Institutions ........................... RC-3
Schedule RI-A--Changes in Equity Capital ....... RI-4
                                                                     Schedule RC-B--Securities .......................... RC-3, 4, 5
Schedule RI-B--Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease                            Schedule RC-C--Loans and Lease Financing
  Losses .................................... RI-4, 5                  Receivables:
                                                                       Part I. Loans and Leases ......................... RC-6, 7, 8
Schedule RI-D--Income from                                             Part II. Loans to Small Businesses and
  International Operations ..................... RI-6                    Small Farms (included in the forms for
                                                                         June 30 only) ................................... RC-8a, 8b
Schedule RI-E--Explanations ................. RI-7, 8
                                                                     Schedule RC-D--Trading Assets and Liabilities
                                                                       (to be completed only by selected banks) ............... RC-8

Disclosure of Estimated Burden                                       Schedule RC-E--Deposit Liabilities ............... RC-9, 10, 11

The estimated average burden associated with this information        Schedule RC-F--Other Assets ............................. RC-11
collection is 34.1 hours per respondent and is estimated to
vary from 15 to 400 hours per response, depending on indivi-         Schedule RC-G--Other Liabilities ........................ RC-11
dual circumstances. Burden estimates include the time for
reviewing instructions, gathering and maintaining data in the        Schedule RC-H--Selected Balance Sheet Items
required form, and completing the information collection, but          for Domestic Offices .................................. RC-12
exclude the time for compiling and maintaining business
reports in the normal course of a respondent's activities. A         Schedule RC-I--Selected Assets and Liabilities
Federal agency may not conduct or sponsor, and an organiza-            of IBFs ............................................... RC-13
tion (or a person) is not required to respond to a
collection of information, unless it displays a currently            Schedule RC-K--Quarterly Averages ....................... RC-13
valid OMB control number. Comments concerning the accuracy
of this burden estimate and suggestions for reducing this            Schedule RC-L--Off-Balance Sheet Items .......... RC-14, 15, 16
burden should be directed to the Office of Information and
Regulatory Affairs, Office of Management and Budget,                 Schedule RC-M--Memoranda ............................ RC-17, 18
Washington, D.C. 20503, and to one of the following:
                                                                     Schedule RC-N--Past Due and Nonaccrual Loans,
Secretary                                                              Leases, and Other Assets .......................... RC-19, 20
Board of Governors of the Federal Reserve System
Washington, D.C. 20551                                               Schedule RC-O--Other Data for Deposit
                                                                       Insurance and FICO Assessments .................... RC-21, 22
Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency                            Schedule RC-R--Regulatory Capital ................... RC-23, 24
Washington, D.C. 20219
                                                                     Optional Narrative Statement Concerning the Amounts
Assistant Executive Secretary                                         Reported in the Reports of Condition and Income .... RC-25
Federal Deposit Insurance Corporation
Washington, D.C. 20429                                               Special Report (to be completed by all banks)

For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th
Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m.,
Eastern time. State member banks should contact their Federal Reserve Bank.

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

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
Legal Title of Bank:  Texas Commerce Bank National Association                        Call Date: 12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                        Page RI-1

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1997 - DECEMBER 31, 1997

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI--INCOME STATEMENT
                                                                                                           __________
                                                                                                               I480    (-
                                                                    Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_____________________________________________________________________________________________________________________
1. Interest income:                                                                             | ////////////////// |
   a. Interest and fee income on loans:                                                         | ////////////////// |
      (1) In domestic offices:                                                                  | ////////////////// |
          (a) Loans secured by real estate..................................................... | 4011       225,463 | 1.a.(1)(a)
          (b) Loans to depository institutions................................................. | 4019           901 | 1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers.............. | 4024         3,257 | 1.a.(1)(c)
          (d) Commercial and industrial loans.................................................. | 4012       433,730 | 1.a.(1)(d)
          (e) Acceptances of other banks....................................................... | 4026             0 | 1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:      | ////////////////// |
              (1) Credit cards and related plans............................................... | 4054        17,683 | 1.a.(1)(f)(1)
              (2) Other........................................................................ | 4055       216,699 | 1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions........................... | 4056         8,039 | 1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political            | ////////////////// |
              subdivisions in the U.S.:                                                         | ////////////////// |
              (1) Taxable obligations.......................................................... | 4503             0 | 1.a.(1)(h)(1)
              (2) Tax-exempt obligations....................................................... | 4504           537 | 1.a.(1)(h)(2)
          (i) All other loans in domestic offices.............................................. | 4058        90,700 | 1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs........................ | 4059        11,587 | 1.a.(2)
   b. Income from lease financing receivables:                                                  | ////////////////// |
      (1) Taxable leases....................................................................... | 4505        10,135 | 1.b.(1)
      (2) Tax-exempt leases.................................................................... | 4307             0 | 1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                          | ////////////////// |
      (1) In domestic offices.................................................................. | 4105             0 | 1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs........................ | 4106             0 | 1.c.(2)
   d. Interest and dividend income on securities:                                               | ////////////////// |
      (1) U.S. Treasury securities and U.S. Government agency obligations...................... | 4027       282,272 | 1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                   | ////////////////// |
          (a) Taxable securities............................................................... | 4506             4 | 1.d.(2)(a)
          (b) Tax-exempt securities............................................................ | 4507            31 | 1.d.(2)(b)
      (3) Other domestic debt securities....................................................... | 3657           170 | 1.d.(3)
      (4) Foreign debt securities.............................................................. | 3658             0 | 1.d.(4)
      (5) Equity securities (including investments in mutual funds)............................ | 3659         2,768 | 1.d.(5)
   e. Interest income from trading assets...................................................... | 4069             0 | 1.e.
                                                                                                |____________________|
________________
(1)  Includes interest income on time certificates of deposit not held for trading.
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                                       3


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                        Page RI-2

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RI--CONTINUED                                                                    ______________
                                                          Dollar Amounts in Thousands    | Year-to-date |
________________________________________________________________________________________________________|
1. Interest income (continued)                                                     | RIAD  Bil Mil Thou |
   f. Interest income on federal funds sold and securities purchased under         | ////////////////// |
      agreements to resell ....................................................... | 4020        53,666 | 1.f.
   g. Total interest income (sum of items 1.a through 1.f) ....................... | 4107     1,357,642 | 1.g.
2. Interest expense:                                                               | ////////////////// |
   a. Interest on deposits:                                                        | ////////////////// |
      (1) Interest on deposits in domestic offices:                                | ////////////////// |
          (a) Transaction accounts (NOW accounts, ATS accounts, and                | ////////////////// |
              telephone and preauthorized transfer accounts) ..................... | 4508         5,258 | 2.a.(1)(a)
          (b) Nontransaction accounts:                                             | ////////////////// |
              (1) Money market deposit accounts (MMDAs) .......................... | 4509        41,667 | 2.a.(1)(b)(1)
              (2) Other savings deposits ......................................... | 4511       111,395 | 2.a.(1)(b)(2)
              (3) Time deposits of $100,000 or more .............................. | A517        46,757 | 2.a.(1)(b)(3)
              (4) Time deposits of less than $100,000 ............................ | A518       125,884 | 2.a.(1)(b)(4)
      (2) Interest on deposits in foreign offices, Edge and Agreement              | ////////////////// |
          subsidiaries, and IBFs ................................................. | 4172        21,962 | 2.a.(2)
   b. Expense of federal funds purchased and securities sold under                 | ////////////////// |
      agreements to repurchase ................................................... | 4180       101,421 | 2.b.
   c. Interest on demand notes issued to the U.S. Treasury, trading                | ////////////////// |
       liabilities, and other borrowed money ..................................... | 4185        37,564 | 2.c.
   d. Not applicable                                                               | ////////////////// |
   e. Interest on subordinated notes and debentures .............................. | 4200        28,625 | 2.e.
   f. Total interest expense (sum of items 2.a through 2.e) ...................... | 4073       520,533 | 2.f.
                                                                                                        |______________________
3. Net interest income (item 1.g minus 2.f) ...................................... | ////////////////// | RIAD 4074 | 837,109 | 3.
                                                                                                        |_____________________
4. Provisions:                                                                     | ////////////////// |_____________________
   a. Provision for loan and lease losses ........................................ | ////////////////// | RIAD 4230 |   5,299 | 4.a.
   b. Provision for allocated transfer risk ...................................... | ////////////////// | RIAD 4243 |       0 | 4.b.
                                                                                                        |_____________________|
5. Noninterest income:                                                             | ////////////////// |
   a. Income from fiduciary activities ........................................... | 4070       130,317 |  5.a.
   b. Service charges on deposit accounts in domestic offices .................... | 4080       158,215 |  5.b.
   c. Trading revenue (must equal Schedule RI, sum of Memorandum                   | ////////////////// |
      items 8.a through 8.d) ..................................................... | A220        18,894 |  5.c.
   d.-e. Not applicable                                                            | ////////////////// |
   f. Other noninterest income:                                                    | ////////////////// |
      (1) Other fee income ....................................................... | 5407        74,859 |  5.f.(1)
      (2) All other noninterest income* .......................................... | 5408        50,863 |  5.f.(2)
                                                                                                        |_____________________
   g. Total noninterest income (sum of items 5.a through 5.f) .................... | ////////////////// | RIAD 4079 | 433,148 | 5.g.
6. a. Realized gains (losses) on held-to-maturity securities ..................... | ////////////////// | RIAD 3521 |       0 | 6.a.
   b. Realized gains (losses) on available-for-sale securities ................... | ////////////////// | RIAD 3196 |  14,096 | 6.b.
                                                                                                        |_____________________
7. Noninterest expense:                                                            | ////////////////// |
   a. Salaries and employee benefits ............................................. | 4135       470,912 |  7.a.
   b. Expenses of premises and fixed assets (net of rental income)                 | ////////////////// |
      (excluding salaries and employee benefits and mortgage interest) ........... | 4217       170,179 |  7.b.
   c. Other noninterest expense* ................................................. | 4092       270,263 |  7.c.
                                                                                                        |_____________________
   d. Total noninterest expense (sum of items 7.a through 7.c) ................... | ////////////////// | RIAD 4093 | 911,354 | 7.d.
                                                                                                        |_____________________
8. Income (loss) before income taxes and extraordinary items and other             | ////////////////// |
                                                                                                        |_____________________
   adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)...... | ////////////////// | RIAD 4301 | 367,700 | 8.
9. Applicable income taxes (on item 8) ........................................... | ////////////////// | RIAD 4302 | 120,499 | 9.
                                                                                                        |_____________________
10. Income (loss) before extraordinary items and other adjustments (item 8         | ////////////////// |_____________________
    minus 9) ..................................................................... | ////////////////// | RIAD 4300 | 247,201 | 10.
11. Extraordinary items and other adjustments, net of income taxes* .............. | ////////////////// | RIAD 4320 |       0 | 11.
12. Net income (loss) (sum of items 10 and 11) ................................... | ////////////////// | RIAD 4340 | 247,201 | 12.
                                                                                   |____________________|___________|_________|
____________
*Describe on Schedule RI-E--Explanations.


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                        Page RI-3

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RI--CONTINUED
                                                                                                               |  I480   | (-
                                                                                                          | Year-to-date |
Memoranda                                                               Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_________________________________________________________________________________________________________________________
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after       | ////////////////// |
   August 7, 1986, that is not deductible for federal income tax purposes.......................... | 4513           200 | M.1.
2. Income from the sale and servicing of mutual funds and annuities in domestic offices             | ////////////////// |
   (included in Schedule RI, item 8)............................................................... | 8431         8,280 | M.2.
3.-4. Not applicable                                                                                | ////////////////// |
5. Number of full-time equivalent employees at end of current period (round to                      | ////        Number |
   nearest whole number)........................................................................... | 4150         8,930 | M.5.
6. Not applicable                                                                                   | ////////////////// |
7. If the reporting bank has restated its balance sheet as a result of applying push down     | RIAD         CC YY MM DD |
   accounting this calendar year, report the date of the bank's acquisition(1)............... | 9106         00 00 00 00 | M.7.
8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)             | ////////////////// |
   (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                      | ////  Bil Mil Thou |
   a. Interest rate exposures...................................................................... | 8757           867 | M.8.a.
   b. Foreign exchange exposures................................................................... | 8758        18.027 | M.8.b.
   c. Equity security and index exposures.......................................................... | 8759             0 | M.8.c.
  d. Commodity and other exposures................................................................. | 8760             0 | M.8.d.
9. Impact on income of off-balance sheet derivatives held for purposes other than trading:          | ////////////////// |
   a. Net increase (decrease) to interest income................................................... | 8761        (1,783)| M.9.a.
   b. Net (increase) decrease to interest expense.................................................. | 8762          (310)| M.9.b.
   c. Other (noninterest) allocations.............................................................. | 8763             0 | M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions).............................. | A251             0 | M.10.
                                                                                                     ____________________
11. Does the reporting bank have a Subchapter S election in effect for federal income tax                   YES       NO
                                                                                                     ____________________
    purposes for the current tax year?............................................................. | A530 |   | /// | X | M.11.
                                                                                                     ____________________
12. Deferred portion of total applicable income taxes included in Schedule RI,                      | ////  Bil Mil Thou |
                                                                                                     ____________________
    items 9 and 11 (to be reported with the December Report of Income)............................. | 4772        29,742 | M.12.
                                                                                                     ____________________
____________
(1)  For example, a bank acquired on June 1, 1997, would report 19970601.


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                        Page RI-4

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RI--A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.                                                                    ________
                                                                                                                |  I483   | (-
                                                                                                     |____________________|
                                                                         Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_____________________________________________________________________________________________________|___________________ |
1. Total equity capital originally reported in the December 31, 1996, Reports of Condition           | ////////////////// |
   and Income....................................................................................... | 3215     1,746,010 | 1.
2. Equity capital adjustments from amended Reports of Income, net*.................................. | 3216             0 | 2.
3. Amended balance end of previous calendar year (sum of items 1 and 2)............................. | 3217     1,746,010 | 3.
4. Net income (loss) (must equal Schedule RI, item 12).............................................. | 4340       247,201 | 4.
5. Sale, conversion, acquisition, or retirement of capital stock, net............................... | 4346             0 | 5.
6. Changes incident to business combinations, net................................................... | 4356             0 | 6.
7. LESS: Cash dividends declared on preferred stock................................................. | 4470             0 | 7.
8. LESS: Cash dividends declared on common stock.................................................... | 4460       200,000 | 8.
9. Cumulative effect of changes in accounting principles from prior years* (see instructions for     | ////////////////// |
   this schedule)................................................................................... | 4411        18,770 | 9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule) | 4412             0 | 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ............... | 8433        47,191 | 11.
12. Foreign currency translation adjustments........................................................ | 4414             0 | 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ....... | 4415             0 | 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal               | ////////////////// |
    Schedule RC, item 28)........................................................................... | 3210     1,859,172 | 14.
                                                                                                     |____________________|
____________
*Describe on Schedule RI-E--Explanations.

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES AND CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.                         __________
                                                                                                                |  I486   | (-
                                                                                 _________________________________________|
                                                                                |      (Column A)    |     (Column B)     |
                                                                                |     Charge-offs    |     Recoveries     |
                                                                                |____________________|____________________|
                                                                                |         Calendar year-to-date           |
                                                                                |_________________________________________|
                                                    Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD Bil Mil Thou  |
________________________________________________________________________________|_________________________________________|
1. Loans secured by real estate:                                                | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ........................................... | 4651         4,753 | 4661        25,274 | 1.a.
   b. To non-U.S. addressees (domicile) ....................................... | 4652             0 | 4662             2 | 1.b.
2. Loans to depository institutions and acceptances of other banks:             | ////////////////// | ////////////////// |
   a. To U.S. banks and other U.S. depository institutions .................... | 4653             0 | 4663             6 | 2.a.
   b. To foreign banks ........................................................ | 4654             0 | 4664             0 | 2.b.
3. Loans to finance agricultural production and other loans to farmers ........ | 4655            72 | 4665            30 | 3.
4. Commercial and industrial loans:                                             | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ........................................... | 4645        12,155 | 4617         4,632 | 4.a.
   b. To non-U.S. addressees (domicile) ....................................... | 4646             1 | 4618             0 | 4.b.
5. Loans to individuals for household, family, and other personal               | ////////////////// | ////////////////// |
   expenditures:                                                                | ////////////////// | ////////////////// |
   a. Credit cards and related plans .......................................... | 4656         4,254 | 4666           285 | 5.a.
   b. Other (includes single payment, installment, and all student loans) ..... | 4657        49,340 | 4667         6,884 | 5.b.
6. Loans to foreign governments and official institutions ..................... | 4643             0 | 4627            21 | 6.
7. All other loans ............................................................ | 4644           336 | 4628         1,414 | 7.
8. Lease financing receivables:                                                 | ////////////////// | ////////////////// |
   a. Of U.S. addressees (domicile) ........................................... | 4658             0 | 4668             0 | 8.a.
   b. Of non-U.S. addressees (domicile) ....................................... | 4659             0 | 4669             0 | 8.b.
9. Total (sum of items 1 through 8) ........................................... | 4635        70,911 | 4605        38,548 | 9.
                                                                                |_________________________________________|

Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                        Page RI-5

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RI--B--CONTINUED

PART I. CONTINUED
                                                                               _________________________________________
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               _________________________________________|
                                                                              |         Calendar year-to-date           |
                                                                               _________________________________________
Memoranda                                         Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD Bil Mil Thou  |
________________________________________________________________________________________________________________________
1-3. Not applicable                                                           | ////////////////// | ////////////////// |
4. Loans to finance commercial real estate, construction, and land            | ////////////////// | ////////////////// |
   development activities (not secured by real estate) included in            | ////////////////// | ////////////////// |
   Schedule RI-B, part I, items 4 and 7, above .............................. | 5409             0 | 5410           169 | M.4.
5. Loans secured by real estate in domestic offices (included in              | ////////////////// | ////////////////// |
   Schedule RI-B, part I, item 1, above):                                     | ////////////////// | ////////////////// |
   a. Construction and land development ..................................... | 3582             0 | 3583        23,832 | M.5.a.
   b. Secured by farmland ................................................... | 3584             0 | 3585             0 | M.5.b.
   c. Secured by 1-4 family residential properties:                           | ////////////////// | ////////////////// |
      (1) Revolving, open-end loans secured by 1-4 family residential         | ////////////////// | ////////////////// |
      properties and extended under lines of credit ......................... | 5411             0 | 5412             0 | M.5.c. (1)
      (2) All other loans secured by 1-4 family residential properties ...... | 5413         3,291 | 5414           613 | M.5.c. (2)
   d. Secured by multifamily (5 or more) residential properties ............. | 3588             0 | 3589            13 | M.5.d.
   e. Secured by nonfarm nonresidential properties .......................... | 3590         1,462 | 3591           816 | M.5.e.
                                                                              |_________________________________________|

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_____________________________________________________________________________________________________________________
1. Balance originally reported in the December 31, 1996, Reports of Condition and Income ......... | 3124       250,613 | 1.
2. Recoveries (must equal part I, item 9, column B above)......................................... | 4605        38,548 | 2.
3. LESS: Charge-offs (must equal part I, item 9, column A above).................................. | 4635        70,911 | 3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a)......................... | 4230         5,299 | 4.
5. Adjustments* (see instructions for this schedule).............................................. | 4815           (18)| 5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,               | ////////////////// |
   item 4.b)...................................................................................... | 3123       223,531 | 6.
                                                                                                   |____________________|
____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                        Page RI-6

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RI--D--INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFs WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10
PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS
                                                                                                            _________
                                                                                                            |  I492  |  (-
                                                                                                      _______________|
                                                                                                      | Year-to date |
                                                                                                 ____________________|
                                                                    Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_____________________________________________________________________________________________________________________|
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,      | ////////////////// |
   and IBFs:                                                                                    | ////////////////// |
   a. Interest income booked................................................................... | 4837           N/A | 1.a.
   b. Interest expense booked.................................................................. | 4838           N/A | 1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and       | ////////////////// |
      IBFs (item 1.a minus 1.b)................................................................ | 4839           N/A | 1.c.
2. Adjustments for booking location of international operations:                                | ////////////////// |
   a. Net interest income attributable to international operations booked at domestic offices.. | 4840           N/A | 2.a.
   b. Net interest income attributable to domestic business booked at foreign offices ......... | 4841           N/A | 2.b.
   c. Net booking location adjustment (item 2.a minus 2.b)..................................... | 4842           N/A | 2.c.
3. Noninterest income and expense attributable to international operations:                     | ////////////////// |
   a. Noninterest income attributable to international operations.............................. | 4097           N/A | 3.a.
   b. Provision for loan and lease losses attributable to international operations ............ | 4235           N/A | 3.b.
   c. Other noninterest expense attributable to international operations....................... | 4239           N/A | 3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a minus | ////////////////// |
      3.b and 3.c)............................................................................. | 4843           N/A | 3.d.
4. Estimated pretax income attributable to international operations before capital allocation   | ////////////////// |
   adjustment (sum of items 1.c, 2.c, and 3.d)................................................. | 4844           N/A | 4.
5. Adjustment to pretax income for internal allocations to international operations to reflect  | ////////////////// |
   the effects of equity capital on overall bank funding costs................................. | 4845           N/A | 5.
6. Estimated pretax income attributable to international operations after capital allocation    | ////////////////// |
   adjustment (sum of items 4 and 5)........................................................... | 4846           N/A | 6.
7. Income taxes attributable to income from international operations as estimated in item 6 ... | 4797           N/A | 7.
8. Estimated net income attributable to international operations (item 6 minus 7) ............. | 4341           N/A | 8.
                                                                                                |____________________|

                                                                                                 ____________________
Memoranda                                                           Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_____________________________________________________________________________________________________________________|
1. Intracompany interest income included in item 1.a above..................................... | 4847           N/A | M.1.
2. Intracompany interest expense included in item 1.b above.................................... | 4848           N/A | M.2.
                                                                                                |____________________|

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR
PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                                       ______________
                                                                                                      | Year-to date |
                                                                                                 ____________________|
                                                                    Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_____________________________________________________________________________________________________________________|
1. Interest income booked at IBFs.............................................................. | 4849           N/A | 1.
2. Interest expense booked at IBFs............................................................. | 4850           N/A | 2.
3. Noninterest income attributable to international operations booked at domestic offices       | ////////////////// |
   (excluding IBFs):                                                                            | ////////////////// |
   a. Gains (losses) and extraordinary items................................................... | 5491           N/A | 3.a.
   b. Fees and other noninterest income........................................................ | 5492           N/A | 3.b.
4. Provision for loan and lease losses attributable to international operations booked at       | ////////////////// |
   domestic offices (excluding IBFs)........................................................... | 4852           N/A | 4.
5. Other noninterest expense attributable to international operations booked at domestic        | ////////////////// |
   offices (excluding IBFs).................................................................... | 4853           N/A | 5.
                                                                                                |____________________|


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                        Page RI-7
City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RI-E--EXPLANATIONS

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI.  (See instructions for details.)
                                                                                                            _________
                                                                                                           |  I495   | (-
                                                                                                      _______________|
                                                                                                      | Year-to-date |
                                                                                                      |______________|
                                                                    Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_____________________________________________________________________________________________________________________|
1. All other noninterest income (from Schedule RI, item 5.f.(2))                                | ////////////////// |
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                 | ////////////////// |
   a. Net gains (losses) on other real estate owned............................................ | 5415             0 | 1.a.
   b. Net gains (losses) on sales of loans..................................................... | 5416       (25,512)| 1.b.
   c. Net gains (losses) on sales of premises and fixed assets................................. | 5417             0 | 1.c.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,         | ////////////////// |
   item 5.f.(2):                                                                                | ////////////////// |
       ___________                                                                              |                    |
   d. | TEXT 4461 | Check Printing Income                                                       | 4461        10,097 | 1.d.
      |___________|_____________________________________________________________________________|                    |
   e. | TEXT 4462 | Interbank Contract Services                                                 | 4462        56,791 | 1.e.
      |___________|_____________________________________________________________________________|                    |
   f. | TEXT 4463 |                                                                             | 4463               | 1.f.
      |___________|_____________________________________________________________________________|                    |
2. Other noninterest expense (from Schedule RI, item 7.c):                                      | ////////////////// |
   a. Amortization expense of intangible assets................................................ | 4531        34,051 | 2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:                                     | ////////////////// |
   b. Net (gains) losses on other real estate owned............................................ | 5418             0 | 2.b.
   c. Net (gains) losses on sales of loans..................................................... | 5419             0 | 2.c.
   d. Net (gains) losses on sales of premises and fixed assets................................. | 5420             0 | 2.d.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,         | ////////////////// |
   item 7.c:                                                                                    | ////////////////// |
       ___________                                                                              |                    |
   e. | TEXT 4464 | Deposit System Conversion                                                   | 4464        32,443 | 2.e.
      |___________|_____________________________________________________________________________|                    |
   f. | TEXT 4467 | Name Change Expense                                                         | 4467        25,101 | 2.f.
      |___________|_____________________________________________________________________________|                    |
   g. | TEXT 4468 |                                                                             | 4468               | 2.g.
      |___________|_____________________________________________________________________________|                    |
3. Extraordinary items and other adjustments and applicable income tax effect                   | ////////////////// |
   (from Schedule RI, item 11) (itemize and describe all extraordinary items and                | ////////////////// |
   other adjustments):                                                                          | ////////////////// |
           ___________                                                                          |                    |
   a. (1) | TEXT 4469 |                                                                         | 4469               | 3.a. (1)
          |___________|_________________________________________________________________________|                    |
      (2) Applicable income tax effect                               | RIAD 4486 |              | ////////////////// | 3.a. (2)
           ___________                                               |___________|______________|                    |
   b. (1) | TEXT 4487 |                                                                         | 4487               | 3.b. (1)
           _____________________________________________________________________________________|                    |
      (2) Applicable income tax effect                               | RIAD 4488 |              | ////////////////// | 3.b. (2)
           ___________                                               |___________|______________|                    |
   c. (1) | TEXT 4489 |                                                                         | 4489               | 3.c. (1)
          ______________________________________________________________________________________|                    |
      (2) Applicable income tax effect                               | RIAD 4491 |              | ////////////////// | 3.c. (2)
                                                                     |___________|______________|                    |
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)       | ////////////////// |
   (itemize and describe all adjustments):                                                      | ////////////////// |
       ___________                                                                              |                    |
   a. | TEXT 4492 |                                                                             | 4492               | 4.a.
      |_________________________________________________________________________________________|
   b. | TEXT 4493 |                                                                             | 4493               | 4.b.
       _________________________________________________________________________________________|                    |
5. Cumulative effect of changes in accounting principles from prior years                       | ////////////////// |
   (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):    | ////////////////// |
       ___________                                                                              |                    |
   a. | TEXT A546 | Effect of change to GAAP from previous non-GAAP instructions                | A546        18,770 | 5.a.
      |_________________________________________________________________________________________|
   b. | TEXT 4495 |                                                                             | 4495               | 5.b.
       _________________________________________________________________________________________|                    |
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)     | ////////////////// |
   (itemize and describe all corrections):                                                      | ////////////////// |
       ___________                                                                              |                    |
   a. | TEXT 4496 |                                                                             | 4496               | 6.a.
      |_________________________________________________________________________________________|
   b. | TEXT 4497 |                                                                             | 4497               | 6.b.
       _________________________________________________________________________________________|____________________|


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                        Page RI-8
City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RI-E--CONTINUED                                                                               ______________
                                                                                                      | Year-to-date |
                                                                                                 ____________________|
                                                                    Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_____________________________________________________________________________________________________________________|
7. Other transactions with parent holding company (from Schedule RI-A, item 13)                 | ////////////////// |
   (itemize and describe all such transactions):                                                | ////////////////// |
       ___________                                                                              |                    |
   a. | TEXT 4498 |                                                                             | 4498               | 7.a.
      |___________|_____________________________________________________________________________|                    |
   b. | TEXT 4499 |                                                                             | 4499               | 7.b.
      |___________|_____________________________________________________________________________|                    |
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)     | ////////////////// |
   (itemize and describe all adjustments):                                                      | ////////////////// |
       ___________                                                                              |                    |
   a. | TEXT 4521 | Sale of Business Unit                                                       | 4521           (18)| 8.a.
       _________________________________________________________________________________________|                    |
   b. | TEXT 4522 |                                                                             | 4522               | 8.b.
       _________________________________________________________________________________________|____________________|
9. Other explanations (the space below is provided for the bank to briefly describe, at its     |   I498   |   I499  | (-
   option, any other significant items affecting the Report of Income):                         |____________________|
   No comment [ ] (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                        Page RC-1
City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1997

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET                                                                                     ______
                                                                                                              | C400 | (-
                                                                                                |____________________|
                                                                    Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
_____________________________________________________________________________________________________________________
ASSETS                                                                                          | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                    | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1)................................... | 0081     3,102,229 | 1.a.
    b. Interest-bearing balances(2)............................................................ | 0071           100 | 1.b.
 2. Securities:                                                                                 | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A).............................. | 1754       380,208 | 2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)............................ | 1773     4,637,087 | 2.b.
 3. Federal funds sold and securities purchased under agreements to resell..................... | 1350     1,765,902 | 3.
 4. Loans and lease financing receivables:                              ________________________| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C)   | RCFD 2122 | 12,816,686 | ////////////////// | 4.a.
    b. LESS: Allowance for loan and lease losses ..................... | RCFD 3123 |    223,531 | ////////////////// | 4.b.
    c. LESS: Allocated transfer risk reserve ......................... | RCFD 3128 |          0 | ////////////////// | 4.c.
    d. Loans and leases, net of unearned income,                        ________________________| ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c)..................................... | 2125    12,593,155 | 4.d.
 5. Trading assets (from Schedule RC-D)........................................................ | 3545        58,085 | 5.
 6. Premises and fixed assets (including capitalized leases)................................... | 2145       606,396 | 6.
 7. Other real estate owned (from Schedule RC-M)............................................... | 2150             0 | 7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) .. | 2130        13,697 | 8.
 9. Customers' liability to this bank on acceptances outstanding............................... | 2155        17,647 | 9.
10. Intangible assets (from Schedule RC-M)..................................................... | 2143       417,016 | 10.
11. Other assets (from Schedule RC-F).......................................................... | 2160       253,165 | 11.
12. Total assets (sum of items 1 through 11)................................................... | 2170    23,844,687 | 12.
                                                                                                |____________________|
____________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                        Page RC-2
City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC--CONTINUED                                                                      _________________________
                                                             Dollar Amounts in Thousands   | /////////  Bil Mil Thou |
___________________________________________________________________________________________|_________________________|
LIABILITIES                                                                                | /////////////////////// |
13. Deposits:                                                                              | /////////////////////// |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,           | /////////////////////// |
       part I)...........................................................................  | RCON 2200    17,775,668 | 13.a.
                                                                     ______________________|                         |
       (1) Noninterest-bearing(1) ................................. | RCON 6631  8,255,456 | /////////////////////// | 13.a.(1)
       (2) Interest-bearing ....................................... | RCON 6636  9,520,212 | /////////////////////// | 13.a.(2)
                                                                     ______________________|                         |
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,  | /////////////////////// |
       part II)........................................................................... | RCFN 2200     1,089,647 | 13.b.
                                                                    _______________________|                         |
       (1) Noninterest-bearing ....................................| RCFN 6631           0 | /////////////////////// | 13.b.(1)
       (2) Interest-bearing ...................................... | RCFN 6636   1,089,647 | /////////////////////// | 13.b.(2)
                                                                    _______________________|                         |
14. Federal funds purchased and securities sold under agreements to repurchase............ | RCFD 2800     1,603,850 | 14.
15. a. Demand notes issued to the U.S. Treasury........................................... | RCON 2840       690,984 | 15.a.
    b. Trading liabilities (from Schedule RC-D)........................................... | RCFD 3548        51,511 | 15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations under             | /////////////////////// |
    capitalized leases):                                                                   | /////////////////////// |
    a. With a remaining maturity of one year or less...................................... | RCFD 2332       120,519 | 16.a.
    b. With a remaining maturity of more than one year through three years................ | RCFD A547           223 | 16.b.
    c. With a remaining maturity of more than three years................................. | RCFD A548        23,157 | 16.c.
17. Not applicable                                                                         | /////////////////////// |
18. Bank's liability on acceptances executed and outstanding.............................. | RCFD 2920        17,647 | 18.
19. Subordinated notes and debentures(2).................................................. | RCFD 3200       345,000 | 19.
20. Other liabilities (from Schedule RC-G)................................................ | RCFD 2930       267,309 | 20.
21. Total liabilities (sum of items 13 through 20)........................................ | RCFD 2948    21,985,515 | 21.
22. Not applicable                                                                         | /////////////////////// |
EQUITY CAPITAL                                                                             | /////////////////////// |
23. Perpetual preferred stock and related surplus......................................... | RCFD 3838             0 | 23.
24. Common stock.......................................................................... | RCFD 3230       612,893 | 24.
25. Surplus (exclude all surplus related to preferred stock).............................. | RCFD 3839       924,675 | 25.
26. a. Undivided profits and capital reserves............................................. | RCFD 3632       297,286 | 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities............. | RCFD 8434        24,318 | 26.b.
27. Cumulative foreign currency translation adjustments................................... | RCFD 3284             0 | 27.
28. Total equity capital (sum of items 23 through 27)..................................... | RCFD 3210     1,859,172 | 28.
29. Total liabilities and equity capital (sum of items 21 and 28)......................... | RCFD 3300    23,844,687 | 29.
                                                                                           |_________________________|
Memorandum
To   be reported only with the March Report of Condition.
1.   Indicate in the box at the right the number of the statement below that best                              Number
     describes the most comprehensive level of auditing work performed for the bank                   ________________
     by independent external auditors as of any date during 1996...................................  | RCFD 6724  N/A | M.1.
                                                                                                      ________________
1 =  Independent audit of the bank conducted in accordance        4 =  Directors' examination of the bank performed by other
     with generally accepted auditing standards by a certified         external auditors (may be required by state chartering
     public accounting firm which submits a report on the bank         authority)
2 =  Independent audit of the bank's parent holding company       5 =  Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing          auditors
     standards by a certified public accounting firm which        6 =  Compilation of the bank's financial statements by external
     submits a report on the consolidated holding company              auditors
     (but not on the bank separately)                             7 =  Other audit procedures (excluding tax preparation work)
3 =  Directors' examination of the bank conducted in              8 =  No external audit work
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required by
     state chartering authority)

____________
(1)  Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)  Includes limited-life preferred stock and related surplus.

Legal Title of Bank:  Texas Commerce Bank National Association                   Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                        Page RC-3
City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-A--CASH AND BALANCE DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.                                                                                     _____
                                                                                                                    | C405 | (-
                                                                                  _________________________________________|
                                                                                 |      (Column A)    |     (Column B)     |
                                                                                 |     Consolidated   |      Domestic      |
                                                                                 |         Bank              Offices       |
                                                                                  _________________________________________|
                                                     Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON Bil Mil Thou  |
___________________________________________________________________________________________________________________________|
1. Cash items in process of collection, unposted debits, and currency and        | ////////////////// | ////////////////// |
   coin ........................................................................ | 0022     2,707,091 | ////////////////// | 1.
   a. Cash items in process of collection and unposted debits .................. | ////////////////// | 0020     2,339,899 | 1.a.
   b. Currency and coin ........................................................ | ////////////////// | 0080       367,192 | 1.b.
2. Balances due from depository institutions in the U.S. ....................... | ////////////////// | 0082        21,400 | 2.
   a. U.S. branches and agencies of foreign banks (including their IBFs) ....... | 0083             0 | ////////////////// | 2.a.
   b. Other commercial banks in the U.S. and other depository institutions       | ////////////////// | ////////////////// |
      in the U.S. (including their IBFs) ....................................... | 0085        21,400 | ////////////////// | 2.b.
3. Balances due from banks in foreign countries and foreign central banks ...... | ////////////////// | 0070        18,161 | 3.
   a. Foreign branches of other U.S. banks ..................................... | 0073           971 | ////////////////// | 3.a.
   b. Other banks in foreign countries and foreign central banks ............... | 0074        17,190 | ////////////////// | 3.b.
4. Balances due from Federal Reserve Banks ..................................... | 0090       355,677 | 0090       355,677 | 4.
5. Total (sum of items 1 through 4) (total of column A must equal                | ////////////////// | ////////////////// |
   Schedule RC, sum of items 1.a and 1.b) ...................................... | 0010     3,102,329 | 0010     3,102,329 | 5.
                                                                                 |_________________________________________|

Memorandum                                                                Dollar Amounts in Thousands | RCON  Bil Mil Thou |
___________________________________________________________________________________________________________________________
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,            | ////////////////// |
   column B above)................................................................................... | 0050        21,300 | M.1.
                                                                                                       ____________________
SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.                                                                                     ______
                                                                                                                    | C410 | (-
                                        __________________________________________________________________________________ |
                                       |             Held-to-maturity            |           Available-for-sale            |
                                       |___________________________________________________________________________________|
                                       |     (Column A)     |     (Column B)     |    (Column C)      |     (Column D)     |
                                       |    Amortized Cost  |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                       |____________________|____________________|____________________|____________________|
           Dollar Amounts in Thousands |  RCFD Bil Mil Thou |  RCFD Bil Mil Thou | RCFD Bil Mil Thou  | RCFD  Bil Mil Thou |
_______________________________________|____________________|____________________|____________________|____________________|
1. U.S. Treasury securities .......... | 0211        17,980 | 0213        17,955 | 1286     1,070,278 | 1287     1,070,580 | 1.
2. U.S. Government agency obligations  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (exclude mortgage-backed            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities):                        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Issued by U.S. Govern-           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      ment agencies(2) ............... | 1289             0 | 1290             0 | 1291             0 | 1293             0 | 2.a.
   b. Issued by U.S.                   | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      Government-sponsored             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      agencies(3) .................... | 1294            36 | 1295           202 | 1297             0 | 1298             0 | 2.b.
                                        ___________________________________________________________________________________

_____________
(1)  Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2)  Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and
     Export-Import Bank participation certificates.
(3)  Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank
     System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation,
     Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

                                      13


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                        Page RC-4
City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-B--CONTINUED

                                       ________________________________________  _________________________________________
                                      |             Held-to-maturity            |           Available-for-sale            |
                                      |___________________________________________________________________________________|
                                      |     (Column A)     |     (Column B)     |    (Column C)      |     (Column D)     |
                                      |    Amortized Cost  |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                      |____________________|____________________|____________________|____________________|
          Dollar Amounts in Thousands |  RCFD Bil Mil Thou |  RCFD Bil Mil Thou | RCFD Bil Mil Thou  | RCFD  Bil Mil Thou |
______________________________________|____________________|____________________|____________________|____________________|
3. Securities issued by states        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and political subdivisions         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   in the U.S.:                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. General obligations ........... | 1676           200 | 1677           200 | 1678             0 | 1679             0 | 3.a.
   b. Revenue obligations ........... | 1681            10 | 1686            10 | 1690             0 | 1691             0 | 3.b.
   c. Industrial development          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      and similar obligations ....... | 1694             0 | 1695             0 | 1696             0 | 1697             0 | 3.c.
4. Mortgage-backed                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities (MBS):                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Pass-through securities:        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Guaranteed by               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          GNMA ...................... | 1698             0 | 1699             0 | 1701     1,281,989 | 1702     1,305,998 | 4.a. (1)
      (2) Issued by FNMA              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and FHLMC ................. | 1703       361,982 | 1705       363,040 | 1706     1,949,283 | 1707     1,959,250 | 4.a. (2)
      (3) Other pass-through          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          securities ................ | 1709             0 | 1710             0 | 1711             0 | 1713             0 | 4.a. (3)
   b. Other mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities (include CMOs,       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      REMICs, and stripped            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      MBS):                           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Issued or guaranteed        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by FNMA, FHLMC,             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          or GNMA ................... | 1714             0 | 1715             0 | 1716       253,208 | 1717       252,800 | 4.b. (1)
      (2) Collateralized              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by MBS issued or            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          guaranteed by FNMA,         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          FHLMC, or GNMA ............ | 1718             0 | 1719             0 | 1731         2,297 | 1732         2,332 | 4.b. (2)
      (3) All other mortgage-         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          backed securities ......... | 1733             0 | 1734             0 | 1735             0 | 1736             0 | 4.b. (3)
5. Other debt securities:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Other domestic debt             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1737             0 | 1738             0 | 1739             0 | 1741             0 | 5.a.
   b. Foreign debt                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1742             0 | 1743             0 | 1744             0 | 1746             0 | 5.b.
6. Equity securities:                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Investments in mutual           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      funds and other equity          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities with readily         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      determinable fair values ...... | ////////////////// | ////////////////// | A510             0 | A511             0 | 6.a.
   b. All other equity                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities(1) ................. | ////////////////// | ////////////////// | 1752        46,127 | 1753        46,127 | 6.b.
7. Total (sum of items 1              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   through 6) (total of               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   column A must equal                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   Schedule RC, item 2.a)             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (total of column D must            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   equal Schedule RC,                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   item 2.b) ........................ | 1754       380,208 | 1771       381,407 | 1772     4,603,182 | 1773     4,637,087 | 7.
                                      |___________________________________________________________________________________|
_____________
(1)  Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                        Page RC-5

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-B--CONTINUED
                                                                                                                _______
                                                                                                                | C412 |(-
                                                                                                  _____________________
Memoranda                                                             Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
_______________________________________________________________________________________________________________________
1. Pledged securities(1)......................................................................... | 0416     1,538,283 | M.1.
2. Maturity and repricing data for debt securities(1),(2) (excluding those in                     | ////////////////// |
   nonaccrual status):                                                                            | ////////////////// |
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political  | ////////////////// |
      subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through     | ////////////////// |
      securities other than those backed by closed-end first lien 1-4 family residential          | ////////////////// |
      mortgages with a remaining maturity or repricing frequency of:(3)(4)                        | ////////////////// |
      (1) Three months or less................................................................... | A549        18,018 | M.2.a. (1)
      (2) Over three months through 12 months.................................................... | A550         5,062 | M.2.a. (2)
      (3) Over one year through three years...................................................... | A551        75,164 | M.2.a. (3)
      (4) Over three years through five years.................................................... | A552       794,838 | M.2.a. (4)
      (5) Over five years through 15 years....................................................... | A553       195,688 | M.2.a. (5)
      (6) Over 15 years.......................................................................... | A554            36 | M.2.a. (6)
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential     | ////////////////// |
      mortgages with a remaining maturity or repricing frequency of:(3)(5)                        | ////////////////// |
      (1) Three months or less................................................................... | A555        28,857 | M.2.b. (1)
      (2) Over three months through 12 months.................................................... | A556        45,401 | M.2.b. (2)
      (3) Over one year through three years...................................................... | A557       240,283 | M.2.b. (3)
      (4) Over three years through five years.................................................... | A558        65,979 | M.2.b. (4)
      (5) Over five years through 15 years....................................................... | A559       620,851 | M.2.b. (5)
      (6) Over 15 years.......................................................................... | A560     2,625,859 | M.2.b. (6)
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage  | ////////////////// |
      pass-through securities) with an expected average life of:(6)                               | ////////////////// |
      (1) Three years or less.................................................................... | A561       103,953 | M.2.c. (1)
      (2) Over three years....................................................................... | A562       151,179 | M.2.c. (2)
   d. Fixed rate AND floating rate debt securities with a REMAINING MATURITY of one year or less  | ////////////////// |
      (included in Memorandum items 2.a through 2.c above)....................................... | A248        95,798 | M.2.d.
3.-6. Not applicable                                                                              | ////////////////// |
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or     | ////////////////// |
   trading securities during the calendar year-to-date (report the amortized cost at date of sale | ////////////////// |
   or transfer).................................................................................. | 1778             0 | M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale         | ////////////////// |
   accounts in Schedule RC-B, item 4.b):                                                          | ////////////////// |
   a. Amortized cost............................................................................. | 8780             0 | M.8.a.
   b. Fair value................................................................................. | 8781             0 | M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in          | ////////////////// |
   Schedule RC-B, items 2, 3, and 5):                                                             | ////////////////// |
   a. Amortized cost............................................................................. | 8782             0 | M.9.a.
   b. Fair value................................................................................. | 8783             0 | M.9.b.
                                                                                                   --------------------
_____________
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.


Legal Title of Bank:  Texas Commerce Bank National Association               Call Date:  12/31/97  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                Page RC-6
City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-C-LOANS AND LEASE FINANCING RECEIVABLES

PART I.  LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts                                              ______
reported in this schedule.  Report total loans and leases, net of unearned                                     | C415 | (-
income.  Exclude assets held for trading and commercial paper.                _________________________________________
                                                                             |      (Column A)    |     (Column B)     |
                                                                             |     Consolidated   |      Domestic      |
                                                                             |         Bank              Offices       |
                                                                              _________________________________________
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON Bil Mil Thou  |
_______________________________________________________________________________________________________________________|
1.  Loans secured by real estate ........................................... | 1410     2,583,818 | ////////////////// |  1.
    a. Construction and land development ................................... | ////////////////// | 1415       625,963 |  1.a.
    b. Secured by farmland (including farm residential and other             | ////////////////// | ////////////////// |
       improvements) ....................................................... | ////////////////// | 1420         9,591 |  1.b.
    c. Secured by 1-4 family residential properties:                         | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential       | ////////////////// | ////////////////// |
           properties and extended under lines of credit ................... | ////////////////// | 1797             0 |  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:     | ////////////////// | ////////////////// |
           (a) Secured by first liens ...................................... | ////////////////// | 5367       842,377 |  1.c.(2)(a)

           (b) Secured by junior liens ..................................... | ////////////////// | 5368       334,436 |  1.c.(2)(b)

    d. Secured by multifamily (5 or more) residential properties ........... | ////////////////// | 1460       103,532 |  1.d.
    e. Secured by nonfarm nonresidential properties ........................ | ////////////////// | 1480       667,919 |  1.e.
2.  Loans to depository institutions:                                        | ////////////////// | ////////////////// |
    a. To commercial banks in the U.S. ..................................... | ////////////////// | 1505           679 |  2.a.
       (1) To U.S. branches and agencies of foreign banks .................. | 1506             0 | ////////////////// |  2.a.(1)
       (2) To other commercial banks in the U.S. ........................... | 1507           679 | ////////////////// |  2.a.(2)
    b. To other depository institutions in the U.S. ........................ | 1517           122 | 1517           122 |  2.b.
    c. To banks in foreign countries ....................................... | ////////////////// | 1510        23,578 |  2.c.
       (1) To foreign branches of other U.S. banks ......................... | 1513             0 | ////////////////// |  2.c.(1)
       (2) To other banks in foreign countries ............................. | 1516        23,578 | ////////////////// |  2.c.(2)
3.  Loans to finance agricultural production and other loans to farmers .... | 1590        50,318 | 1590        50,318 |  3.
4.  Commercial and industrial loans:                                         | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ....................................... | 1763     5,920,053 | 1763     5,810,592 |  4.a.
    b. To non-U.S. addressees (domicile) ................................... | 1764       258,206 | 1764       215,500 |  4.b.
5.  Acceptances of other banks:                                              | ////////////////// | ////////////////// |
    a. Of U.S. banks ....................................................... | 1756             0 | 1756             0 |  5.a.
    b. Of foreign banks .................................................... | 1757             0 | 1757             0 |  5.b.
6.  Loans to individuals for household, family, and other personal           | ////////////////// | ////////////////// |
    expenditures (i.e., consumer loans) (includes purchased paper) ......... | ////////////////// | 1975     2,457,221 |  6.
    a. Credit cards and related plans (includes check credit and other       | ////////////////// | ////////////////// |
       revolving credit plans) ............................................. | 2008       134,372 | ////////////////// |  6.a.
    b. Other (includes single payment, installment, and all student loans) . | 2011     2,322,849 | ////////////////// |  6.b.
7.  Loans to foreign governments and official institutions (including        | ////////////////// | ////////////////// |
    foreign central banks) ................................................. | 2081         9,421 | 2081         5,321 |  7.
8.  Obligations (other than securities and leases) of states and political   | ////////////////// | ////////////////// |
    subdivisions in the U.S. (includes nonrated industrial development       | ////////////////// | ////////////////// |
    obligations) ........................................................... | 2107        13,868 | 2107        13,868 |  8.
9.  Other loans ............................................................ | 1563     1,366,475 | ////////////////// |  9.
    a. Loans for purchasing or carrying securities (secured and unsecured) . | ////////////////// | 1545        33,409 |  9.a.
    b. All other loans (exclude consumer loans) ............................ | ////////////////// | 1564     1,333,066 |  9.b.
10. Lease financing receivables (net of unearned income) ................... | ////////////////// | 2165       132,927 | 10.
    a. Of U.S. addressees (domicile) ....................................... | 2182       132,477 | ////////////////// | 10.a.
    b. Of non-U.S. addressees (domicile) ................................... | 2183           450 | ////////////////// | 10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above ........ | 2123             0 | 2123             0 | 11.
12. Total loans and leases, net of unearned income (sum of items 1           | ////////////////// | ////////////////// |
    through 10 minus item 11) (total of column A must equal                  | ////////////////// | ////////////////// |
    Schedule RC, item 4.a) ................................................. | 2122    12,816,686 | 2122    12,660,419 | 12.
                                                                              -----------------------------------------


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                        Page RC-7

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-C--CONTINUED
PART I. CONTINUED

                                                                                             __________________________
Memoranda                                                        Dollar Amounts in Thousands | /////////  Bil Mil Thou |
________________________________________________________________________________________________________________________
1. Not applicable                                                                            | /////////////////////// |
2. Loans and leases restructured and in compliance with modified terms (included in Schedule | /////////////////////// |
   RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N,          | /////////////////////// |
   Memorandum item 1):                                                                       | /////////////////////// |
   a. Loans secured by real estate:                                                          | /////////////////////// |
      (1) To U.S. addressees (domicile) .................................................... | RCFD 1687             0 | M.2.a.(1)
      (2) To non-U.S. addressees (domicile) ................................................ | RCFD 1689             0 | M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to individuals for  | /////////////////////// |
      household, family, and other personal expenditures) .................................. | RCFD 8691             0 | M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of non-U.S.         | /////////////////////// |
      addresses (domicile) included in Memorandum item 2.b above ........................... | RCFD 8692             0 | M.2.c.
3. Maturity and repricing data for loans and leases (excluding those in                      | /////////////////////// |
   nonaccrual status):                                                                       | /////////////////////// |
   a. Closed-end loans secured by first liens on 1-4 family residential properties           | /////////////////////// |
      in domestic offices with a remaining maturity or repricing frequency of:(1)(2)         | /////////////////////// |
      (1) Three months or less ............................................................. | RCON A564        30,613 | M.3.a.(1)
      (2) Over three months through 12 months .............................................. | RCON A565       132,273 | M.3.a.(2)
      (3) Over one year through three years ................................................ | RCON A566        51,054 | M.3.a.(3)
      (4) Over three years through five years .............................................. | RCON A567        37,165 | M.3.a.(4)
      (5) Over five years through 15 years ................................................. | RCON A568       222,313 | M.3.a.(5)
      (6) Over 15 years .................................................................... | RCON A569       357,302 | M.3.a.(6)
   b. All loans and leases other than closed-end loans secured by first liens on 1-4 family  | /////////////////////// |
      residential properties in domestic offices with a remaining maturity or repricing      | /////////////////////// |
      frequency of:(1)(3)                                                                    | /////////////////////// |
      (1) Three months or less ............................................................. | RCFD A570     7,701,295 | M.3.b.(1)
      (2) Over three months through 12 months .............................................. | RCFD A571     1,078,580 | M.3.b.(2)
      (3) Over one year through three years ................................................ | RCFD A572       771,176 | M.3.b.(3)
      (4) Over three years through five years .............................................. | RCFD A573     1,690,278 | M.3.b.(4)
      (5) Over five years through 15 years ................................................. | RCFD A574       634,196 | M.3.b.(5)
      (6) Over 15 years .................................................................... | RCFD A575        48,302 | M.3.b.(6)
   c. Fixed rate AND floating rate loans and leases with a REMAINING MATURITY of one year    | /////////////////////// |
      or less (included in Memorandum items 3.a and 3.b above) ............................. | RCFD A247     4,544,855 | M.3.c.
   d. Fixed rate AND floating rate loans secured by nonfarm nonresidential properties        | /////////////////////// |
      in domestic offices(4) with a REMAINING MATURITY of over five years (included in       | /////////////////////// |
      Memorandum item 3.b above) ........................................................... | RCON A577       112,450 | M.3.d.
   e. Fixed rate AND floating rate commercial and industrial loans(5) with a REMAINING       | /////////////////////// |
      MATURITY of over three years (included in Memorandum item 3.b above) ................. | RCFD A578     2,555,895 | M.3.e.
                                                                                             ---------------------------
_____________
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4) As defined for Schedule RC-C, part I, item 1.e, column B.
(5) As defined for Schedule RC-C, part I, item 4, column A.



Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                        Page RC-8
City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-C--CONTINUED
PART I. CONTINUED

                                                                                                  __________________________
Memoranda (Continued)                                                 Dollar Amounts in Thousands | /////////  Bil Mil Thou |
________________________________________________________________________________________________________________________
4. Loans to finance commercial real estate, construction, and land development activities         | /////////////////////// |
   (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A,       | /////////////////////// |
   page RC-6(1) ................................................................................. | RCFD 2746       464,697 | M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6) ................ | RCFD 5369        49,750 | M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties   | /////////////////////// |
   in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B, page RC-6)  | RCON 5370       166,174 | M.6.
                                                                                                  |_________________________|
_____________
(1) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.


SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                     _______
                                                                                                                     | C420 |(-
                                                                                                  __________________________|
                                                                      Dollar Amounts in Thousands | /////////  Bil Mil Thou |
____________________________________________________________________________________________________________________________|
ASSETS                                                                                            | /////////////////////// |
1.  U.S. Treasury securities in domestic offices ................................................ | RCON 3531             0 |  1.
2.  U.S. Government agency obligations in domestic offices (exclude mortgage-backed securities) . | RCON 3532             0 |  2.
3.  Securities issued by states and political subdivisions in the U.S. in domestic offices ...... | RCON 3533             0 |  3.
4.  Mortgage-backed securities (MBS) in domestic offices:                                         | /////////////////////// |
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ..................... | RCON 3534             0 |  4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA              | /////////////////////// |
       (include CMOs, REMICs, and stripped MBS) ................................................. | RCON 3535             0 |  4.b.
    c. All other mortgage-backed securities ..................................................... | RCON 3536             0 |  4.c.
5.  Other debt securities in domestic offices ................................................... | RCON 3537             0 |  5.
6.  Certificates of deposit in domestic offices ................................................. | RCON 3538             0 |  6.
7.  Commercial paper in domestic offices ........................................................ | RCON 3539             0 |  7.
8.  Bankers acceptances in domestic offices ..................................................... | RCON 3540             0 |  8.
9.  Other trading assets in domestic offices .................................................... | RCON 3541             0 |  9.
10. Trading assets in foreign offices ........................................................... | RCFN 3542             0 | 10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity     | /////////////////////// |
    contracts:                                                                                    | /////////////////////// |
    a. In domestic offices ...................................................................... | RCON 3543        55,889 | 11.a.
    b. In foreign offices ....................................................................... | RCFN 3543         2,196 | 11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ........... | RCFD 3545        58,085 | 12.
                                                                                                  |_________________________|
                                                                                                  |_________________________|
                                                                                                  | /////////  Bil Mil Thou |
LIABILITIES                                                                                       |_________________________|
13. Liability for short positions ............................................................... | RCFD 3546             0 | 13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity    | /////////////////////// |
    contracts ................................................................................... | RCFD 3547        51,511 | 14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ...... | RCFD 3548        51,511 | 15.
                                                                                                  |_________________________|



Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                        Page RC-9

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-E--DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES
                                                                                                                  ________
                                                                                                                  |  C425| (-
                                                          _______________________________________________________________
                                                          |                                            |  Nontransaction |
                                                          |         Transaction  Accounts              |    Accounts     |
                                                          _______________________________________________________________
                                                          |    (Column A)      |    (Column B)      |      (Column C)    |
                                                          | Total transaction  |    Memo: Total     |        Total       |
                                                          |accounts (including |  demand deposits   |    nontransaction  |
                                                          |    total demand    |   (included in     |       accounts     |
                                                          |      deposits)     |     column A)      | (including MMDAs)  |
                                                          ________________________________________________________________
                              Dollar Amounts in Thousands | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
_________________________________________________________________________________________________________________________
Deposits of:                                              | ////////////////// | ////////////////// | ////////////////// |
1. Individuals, partnerships, and corporations .......... | 2201     5,946,402 | 2240     5,391,192 | 2346    10,419,964 | 1.
2. U.S. Government ...................................... | 2202        34,096 | 2280        32,402 | 2520         1,020 | 2.
3. States and political subdivisions in the U.S. ........ | 2203       281,394 | 2290        46,361 | 2530       242,548 | 3.
4. Commercial banks in the U.S. ......................... | 2206       729,231 | 2310       729,231 | 2550             0 | 4.
5. Other depository institutions in the U.S. ............ | 2207        18,306 | 2312        18,306 | 2349             0 | 5.
6. Banks in foreign countries ........................... | 2213        19,130 | 2320        19,130 | 2236             0 | 6.
7. Foreign governments and official institutions          | ////////////////// | ////////////////// | ////////////////// |
   (including foreign central banks) .................... | 2216         1,989 | 2300         1,989 | 2377             0 | 7.
8. Certified and official checks ........................ | 2330        81,588 | 2330        81,588 | ////////////////// | 8.
9. Total (sum of items 1 through 8) (sum of               | ////////////////// | ////////////////// | ////////////////// |
   columns A and C must equal Schedule RC,                | ////////////////// | ////////////////// | ////////////////// |
   item 13.a) ........................................... | 2215     7,112,136 | 2210     6,320,199 | 2385    10,663,532 | 9.
                                                          ----------------------------------------------------------------




                                                                                                     _____________________
Memoranda                                                               Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
__________________________________________________________________________________________________________________________
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                    | ////////////////// |
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ......................... | 6835       689,701 | M.1.a.
   b. Total brokered deposits ..................................................................... | 2365             0 | M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                      | ////////////////// |
      (1) Issued in denominations of less than $100,000 ........................................... | 2343             0 | M.1.c.(1)

      (2) Issued either in denominations of $100,000 or in denominations greater than               | ////////////////// |
          $100,000 and participated out by the broker in shares of $100,000 or less ............... | 2344             0 | M.1.c.(2)

   d. Maturity data for brokered deposits:                                                          | ////////////////// |
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining          | ////////////////// |
          maturity of one year or less (included in Memorandum item 1.c.(1) above) ................ | A243             0 | M.1.d.(1)

      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining            | ////////////////// |
          maturity of one year or less (included in Memorandum item 1.b above) .................... | A244             0 | M.1.d.(2)

   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.       | ////////////////// |
      reported in item 3 above which are secured or collateralized as required under state law) ... | 5590       494,236 | M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d             | ////////////////// |
   must equal item 9, column C above):                                                              | ////////////////// |
   a. Savings deposits:                                                                             | ////////////////// |
      (1) Money market deposit accounts (MMDAs) ................................................... | 6810     4,209,973 | M.2.a.(1)

      (2) Other savings deposits (excludes MMDAs) ................................................. | 0352     3,019,524 | M.2.a.(2)

   b. Total time deposits of less than $100,000 ................................................... | 6648     2,475,407 | M.2.b.
   c. Total time deposits of $100,000 or more ..................................................... | 2604       958,628 | M.2.c.
3. All NOW accounts (included in column A above) .................................................. | 2398       791,937 | M.3.
                                                                                                    ----------------------
4. Not applicable


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                       Page RC-10

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-E--CONTINUED

PART I. CONTINUED

Memoranda (continued)
                                                                                                   _____________________
                                                                       Dollar Amounts in Thousands | RCON  Bil Mil Thou |
_________________________________________________________________________________________________________________________
5. Maturity and repricing data for time deposits of less than $100,000:                            | ////////////////// |
   a. Time deposits of less than $100,000 with a remaining maturity or repricing frequency         | ////////////////// |
      of:(1)(2)                                                                                    | ////////////////// |
      (1) Three months or less ................................................................... | A579     1,459,713 | M.5.a.(1)
      (2) Over three months through 12 months .................................................... | A580       705,874 | M.5.a.(2)
      (3) Over one year through three years ...................................................... | A581       244,709 | M.5.a.(3)
      (4) Over three years ....................................................................... | A582        65,111 | M.5.a.(4)
   b. Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING MATURITY   | ////////////////// |
      of one year or less (included in Memorandum items 5.a.(1) through 5.a.(4) above) ........... | A241     2,165,587 | M.5.b.
6. Maturity and repricing data for time deposits of $100,000 or more:                              | ////////////////// |
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of:(1)(3) | ////////////////// |
      (1) Three months or less ................................................................... | A584       792,338 | M.6.a.(1)
      (2) Over three months through 12 months .................................................... | A585       111,628 | M.6.a.(2)
      (3) Over one year through three years ...................................................... | A586        40,115 | M.6.a.(3)
      (4) Over three years ....................................................................... | A587        14,547 | M.6.a.(4)
   b. Fixed rate AND floating rate time deposits of $100,000 or more with a REMAINING MATURITY of  | ////////////////// |
      one year or less (included in Memorandum items 6.a.(1) through 6.a.(4) above) .............. | A242       903,966 | M.6.b.
                                                                                                   ----------------------

_____________
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.



Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-11
City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-E--CONTINUED

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
AGREEMENT SUBDIARIES AND IBFs)

                                                                                                   _____________________
                                                                       Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
_________________________________________________________________________________________________________________________
Deposits of:                                                                                       | ////////////////// |
1. Individuals, partnerships, and corporations ................................................... | 2621     1,089,561 | 1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ................................ | 2623             0 | 2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) ... | 2625            86 | 3.
4. Foreign governments and official institutions (including foreign central banks) ............... | 2650             0 | 4.
5. Certified and official checks ................................................................. | 2330             0 | 5.
6. All other deposits ............................................................................ | 2668             0 | 6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) .......................... | 2200     1,089,647 | 7.
                                                                                                   |____________________|

Memorandum                                                                                         _____________________
                                                                       Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
_________________________________________________________________________________________________________________________
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 7 above) | A245     1,089,647 | M.1.
                                                                                                    ____________________

Schedule RC-F--Other Assets
                                                                                                                  __________
                                                                                                                   |  C430  | (-
                                                                                                  __________________________
                                                                      Dollar Amounts in Thousands | ////////   Bil Mil Thou |
____________________________________________________________________________________________________________________________
1. Income earned, not collected on loans ........................................................ | RCFD 2164        84,210 | 1.
2. Net deferred tax assets(1) ................................................................... | RCFD 2148        24,134 | 2.
3. Interest-only strips receivable (not in the form of a security)(2) on:                         | /////////////////////// |
   a. Mortgage loans ............................................................................ | RCFD A519             0 | 3.a.
   b. Other financial assets .................................................................... | RCFD A520             0 | 3.b.
4. Other (itemize and describe amounts that exceed 25% of this item) ............................ | RCFD 2168       144,821 | 4.
     _____________                                                                                |                         |
  a. | TEXT 3549 |                                                    ____________________________|                         |
     _________________________________________________________________| RCFD  3549                | /////////////////////// | 4.a.
  b. | TEXT 3550 |                                                    ____________________________|                         |
     _________________________________________________________________| RCFD  3550                | /////////////////////// | 4.b.
  c. | TEXT 3551 |                                                    ____________________________|                         |
     _________________________________________________________________| RCFD  3551                | /////////////////////// | 4.c.
                                                                      ____________________________|                         |
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ........................... | RCFD 2160       253,165 | 5.
                                                                                                  |_________________________|

                                                                                                   _________________________
Memorandum                                                            Dollar Amounts in Thousands | /////////  Bil Mil Thou |
____________________________________________________________________________________________________________________________
1. Deferred tax assets disallowed for regulatory capital purposes ............................... | RCFD 5610             0 | M.1.
                                                                                                   _________________________

Schedule RC-G--Other Liabilities

                                                                                                                  __________
                                                                                                                   |  C435  | (-
                                                                                                  __________________________|
                                                                      Dollar Amounts in Thousands | ////////   Bil Mil Thou |
____________________________________________________________________________________________________________________________|
1. a. Interest accrued and unpaid on deposits in domestic offices(3) ............................ | RCON 3645        24,229 | 1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ................. | RCFD 3646       216,422 | 1.b.
2. Net deferred tax liabilities(1) .............................................................. | RCFD 3049           380 | 2.
3. Minority interest in consolidated subsidiaries ............................................... | RCFD 3000             0 | 3.
4. Other (itemize and describe amounts that exceed 25% of this item) ............................ | RCFD 2938        26,278 | 4.
     _____________  INTERCOMPANY RECEIVALBE                            ___________________________|                         |
  a. | TEXT 3552 |____________________________________________________| RCFD  3552 |      14,376  | /////////////////////// | 4.a.
     -------------                                                                                |                         |
  b. | TEXT 3553 |____________________________________________________| RCFD  3553 |              | /////////////////////// | 4.b.
     -------------                                                                                |                         |
  c. | TEXT 3554 |____________________________________________________| RCFD  3554 |              | /////////////////////// | 4.c.
     _____________________________________________________________________________________________|                         |
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ........................... | RCFD 2930       267,309 | 5.
                                                                                                   _________________________

____________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3) For savings banks, include "dividends" accrued and unpaid on deposits.



Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-12
City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                                 _________
                                                                                                                 |  C440  | (-
                                                                                                     _____________________|
                                                                                                     | Domestic Offices   |
                                                                                                     _____________________|
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
__________________________________________________________________________________________________________________________|
1. Customers' liability to this bank on acceptances outstanding .................................... | 2155        17,657 |  1.
2. Bank's liability on acceptances executed and outstanding ........................................ | 2920        17,647 |  2.
3. Federal funds sold and securities purchased under agreements to resell .......................... | 1350     1,765,902 |  3.
4. Federal funds purchased and securities sold under agreements to repurchase ...................... | 2800     1,603,850 |  4.
5. Other borrowed money ............................................................................ | 3190       143,899 |  5.
   EITHER                                                                                            | ////////////////// |
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ..................... | 2163           N/A |  6.
   OR                                                                                                | ////////////////// |
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ....................... | 2941       931,006 |  7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and         | ////////////////// |
   IBFs) ........................................................................................... | 2192    23,684,083 |  8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and      | ////////////////// |
   IBFs) ........................................................................................... | 3129    20,893,905 |  9.
                                                                                                     ----------------------

                                                                                                     ______________________
Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.          | RCON  Bil Mil Thou |
                                                                                                     |____________________|
10. U.S. Treasury securities ....................................................................... | 1779     1,088,560 | 10.
11. U.S. Government agency obligations (exclude mortgage-backed securities) ........................ | 1785            36 | 11.
12. Securities issued by states and political subdivisions in the U.S. ............................. | 1786           210 | 12.
13. Mortgage-backed securities (MBS):                                                                | ////////////////// |
    a. Pass-through securities:                                                                      | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................ | 1787     3,627,229 | 13.a.(1)
       (2) Other pass-through securities ........................................................... | 1869             0 | 13.a.(2)
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):                    | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................ | 1877       252,800 | 13.b.(1)
       (2) All other mortgage-backed securities .................................................... | 2253         2,332 | 13.b.(2)
14. Other domestic debt securities ................................................................. | 3159             0 | 14.
15. Foreign debt securities ........................................................................ | 3160             0 | 15.
16. Equity securities:                                                                               | ////////////////// |
    a. Investments in mutual funds and other equity securities with readily                          | ////////////////// |
       determinable fair values .................................................................... | A513             0 | 16.a.
    b. All other equity securities ................................................................. | 3169        46,127 | 16.b.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) .......... | 3170     5,017,294 | 17.
                                                                                                     |____________________|

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                                     ______________________
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
___________________________________________________________________________________________________________________________
 EITHER                                                                                              | ////////////////// |
1. Net due from the IBF of the domestic offices of the reporting bank .............................. | 3051           N/A | M.1.
   OR                                                                                                | ////////////////// |
2. Net due to the IBF of the domestic offices of the reporting bank ................................ | 3059           N/A | M.2.
                                                                                                     |____________________|




Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                       Page RC-13

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFs
To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                               _________
                                                                                                               |  C445  | (-
                                                                                                   _____________________
                                                                       Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
________________________________________________________________________________________________________________________
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ................. | 2133           N/A | 1.
2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,            | ////////////////// |
   item 12, column A) ............................................................................ | 2076           N/A | 2.
3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,                | ////////////////// |
   column A) ..................................................................................... | 2077           N/A | 3.
4. Total IBF liabilities (component of Schedule RC, item 21) ..................................... | 2898           N/A | 4.
5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,         | ////////////////// |
   part II, items 2 and 3) ....................................................................... | 2379           N/A | 5.
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ..... | 2381           N/A | 6.
                                                                                                   ----------------------

SCHEDULE RC-K--QUARTERLY AVERAGES(1)

                                                                                                                _________
                                                                                                                |  C445  | (-
                                                                                                    _____________________
                                                                        Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
__________________________________________________________________________________________________________________________
ASSETS                                                                                         | /////////////////////// |
1.  Interest-bearing balances due from depository institutions ............................... | RCFD 3381           100 |  1.
2.  U.S. Treasury securities and U.S. Government agency obligations(2) ....................... | RCFD 3382     4,623,021 |  2.
3.  Securities issued by states and political subdivisions in the U.S.(2) .................... | RCFD 3383           219 |  3.
4.  a. Other debt securities(2) .............................................................. | RCFD 3647         2,336 |  4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) . | RCFD 3648        46,127 |  4.b.
5.  Federal funds sold and securities purchased under agreements to resell ................... | RCFD 3365     1,089,207 |  5.
6.  Loans:                                                                                     | /////////////////////// |
    a. Loans in domestic offices:                                                              | /////////////////////// |
       (1) Total loans ....................................................................... | RCON 3360    12,604,793 |  6.a.(1)
       (2) Loans secured by real estate ...................................................... | RCON 3385     2,661,409 |  6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers ............... | RCON 3386        51,048 |  6.a.(3)
       (4) Commercial and industrial loans ................................................... | RCON 3387     5,841,430 |  6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures ....... | RCON 3388     2,495,668 |  6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ............. | RCFN 3360       163,869 |  6.b.
7.  Trading assets ........................................................................... | RCFD 3401        51,340 |  7.
8.  Lease financing receivables (net of unearned income) ..................................... | RCFD 3484       132,547 |  8.
9.  Total assets(4) .......................................................................... | RCFD 3368    22,044,288 |  9.
LIABILITIES                                                                                    | /////////////////////// |
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,     | /////////////////////// |
    and telephone and preauthorized transfer accounts) (exclude demand deposits) ............. | RCON 3485       366,013 | 10.
11. Nontransaction accounts in domestic offices:                                               | /////////////////////// |
    a. Money market deposit accounts (MMDAs) ................................................. | RCON 3486     4,235,358 | 11.a.
    b. Other savings deposits ................................................................ | RCON 3487     2,999,740 | 11.b.
    c. Time deposits of $100,000 or more ..................................................... | RCON A514       946,034 | 11.c.
    d. Time deposits of less than $100,000 ................................................... | RCON A529     2,495,475 | 11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs .. | RCFN 3404       652,510 | 12.
13. Federal funds purchased and securities sold under agreements to repurchase ............... | RCFD 3353     2,193,825 | 13.
14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized     | /////////////////////// |
    leases) .................................................................................. | RCFD 3355        55,235 | 14.
                                                                                               ---------------------------

_____________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or
    (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.



Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                       Page RC-14

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS
Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts
reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.            _________
                                                                                                                |  C460  | (-
                                                                                                    _____________________
                                                                        Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
__________________________________________________________________________________________________________________________
1.  Unused commitments:                                                                             | ////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity    | ////////////////// |
       lines ...................................................................................... | 3814             0 |  1.a.
    b. Credit card lines .......................................................................... | 3815             0 |  1.b.
    c. Commercial real estate, construction, and land development:                                  | ////////////////// |
       (1) Commitments to fund loans secured by real estate ....................................... | 3816       718,371 |  1.c.(1)
       (2) Commitments to fund loans not secured by real estate ................................... | 6550       373,755 |  1.c.(2)
    d. Securities underwriting .................................................................... | 3817             0 |  1.d.
    e. Other unused commitments ................................................................... | 3818     8,228,653 |  1.e.
2.  Financial standby letters of credit and foreign office guarantees ............................. | 3819     1,139,719 |  2.
                                                                         ___________________________
 a. Amount of financial standby letters of credit conveyed to others     | RCFD 3820 |       83,269 | ////////////////// |  2.a.
                                                                         ---------------------------
3.  Performance standby letters of credit and foreign office guarantees ........................... | 3821       177,707 |  3.
                                                                         ___________________________
    a. Amount of performance standby letters of credit conveyed to others| RCFD  3822 |        1,000| ////////////////// |  3.a.
                                                                         ___________________________
4.  Commercial and similar letters of credit ...................................................... | 3411       223,932 |  4.
5.  Participations in acceptances (as described in the instructions) conveyed to others by the      | ////////////////// |
    reporting bank ................................................................................ | 3428             0 |  5.
6.  Participations in acceptances (as described in the instructions) acquired by the reporting      | ////////////////// |
    (nonaccepting) bank ........................................................................... | 3429             0 |  6.
7.  Securities borrowed ........................................................................... | 3432             0 |  7.
8.  Securities lent (including customers' securities lent where the customer is indemnified against | ////////////////// |
    loss by the reporting bank) ................................................................... | 3433        17,980 |  8.
9.  Financial assets transferred with recourse that have been treated as sold for                   | ////////////////// |
    Call Report purposes:                                                                           | ////////////////// |
    a. First lien 1-to-4 family residential mortgage loans:                                         | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | A521             0 |  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | A522             0 |  9.a.(2)
    b. Other financial assets (excluding small business obligations reported in item 9.c):          | ////////////////// |
       (1) Outstanding principal balance of assets transferred as of the report date .............. | A523             0 |  9.b.(1)
       (2) Amount of recourse exposure on these assets as of the report date ...................... | A524             0 |  9.b.(2)
    c. Small business obligations transferred with recourse under Section 208 of the                | ////////////////// |
       Riegle Community Development and Regulatory Improvement Act of 1994:                         | ////////////////// |
       (1) Outstanding principal balance of small business obligations transferred                  | ////////////////// |
       as of the report date ...................................................................... | A249             0 |  9.c.(1)
       (2) Amount of retained recourse on these obligations as of the report date ................. | A250             0 |  9.c.(2)
10. Notional amount of credit derivatives:                                                          | ////////////////// |
    a. Credit derivatives on which the reporting bank is the guarantor ............................ | A534             0 | 10.a.
    b. Credit derivatives on which the reporting bank is the beneficiary .......................... | A535             0 | 10.b.
11. Spot foreign exchange contracts ............................................................... | 8765       359,551 | 11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and    | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 3430             0 |  12.
                                                                                                    | ////////////////// |
     ____________                                                      _____________________________
  a. | TEXT 3555 |_____________________________________________________| RCFD   3555 |              | ////////////////// | 12.a.
     ____________                                                      _____________________________
  b. | TEXT 3556 |_____________________________________________________| RCFD   3556 |              | ////////////////// | 12.b.
     ____________                                                      _____________________________
  c. | TEXT 3557 |_____________________________________________________| RCFD   3557 |              | ////////////////// | 12.c.
     ____________                                                      _____________________________
  d. | TEXT 3558 |_____________________________________________________| RCFD   3558 |              | ////////////////// | 12.d.
     ---------------------------------------------------------------------------------------------------------------------



Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-15
City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-L--CONTINUED
                                                                                                    _____________________
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
__________________________________________________________________________________________________________________________
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and         | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 5591             0 | 13.
      _____________                                                     ___________________________ | ////////////////// |
   a. | TEXT 5592 |_____________________________________________________| RCFD  5592 |              | ////////////////// | 13.a.
      _____________                                                     ___________________________
   b. | TEXT 5593 |_____________________________________________________| RCFD  5593 |              | ////////////////// | 13.b.
      _____________                                                     ___________________________
   c. | TEXT 5594 |_____________________________________________________| RCFD  5594 |              | ////////////////// | 13.c.
      _____________                                                     ___________________________
   d. | TEXT 5595 |_____________________________________________________| RCFD  5595 |              | ////////////////// | 13.d.
      --------------------------------------------------------------------------------------------------------------------
                                                                                                             ____________
                                                                                                             |   C461    |
                                             _________________________________________ ___________________________________
                                             |   (Column A)     |     (Column B)    |    (Column C)    |     (Column D)   |
          Dollar Amounts in Thousands        |  Interest Rate   |  Foreign Exchange | Equity Derivative|   Commodity and  |
_____________________________________________|    Contracts     |     Contracts     |     Contracts    | Other Contracts  |
|   Off-balance Sheet Derivatives            |__________________|___________________|__________________|__________________|
|      Position Indicators                   |Tril Bil Mil Thou | Tril Bil Mil Thou |Tril Bil Mil Thou |Tril Bil Mil Thou |
|____________________________________________|__________________| __________________|__________________|__________________|
14. Gross amounts (e.g., notional            | //////////////// |  //////////////// | //////////////// | //////////////// |
    amounts) (for each column, sum of        | //////////////// | ////////////////  | //////////////// | //////////////// |
    items 14.a through 14.e must equal       | //////////////// | ////////////////  | //////////////// | //////////////// |
    sum of items 15, 16.a, and 16.b):        | //////////////// | ////////////////  | //////////////// | //////////////// |
                                              __________________ ___________________ __________________ __________________
    a. Futures contracts ................... |                0 |                 0 |                0 |                0 | 14.a.
                                              __________________ ___________________ __________________ __________________
                                             |    RCFD 8693     |    RCFD 8694      |    RCFD 8695     |    RCFD 8696     |
                                              __________________ ___________________ __________________ __________________
    b. Forward contracts ................... |                0 |           851,123 |                0 |                0 |  14.b.
                                              __________________ ___________________ __________________ __________________
                                             |    RCFD 8697     |    RCFD 8698      |    RCFD 8699     |    RCFD 8700     |
                                              __________________ ___________________ __________________ __________________
    c. Exchange-traded option contracts:     | //////////////// | ////////////////  | //////////////// | //////////////// |
                                              __________________ ___________________ __________________ __________________
       (1) Written options ................. |                0 |                 0 |                0 |                0 | 14.c.(1)
                                              __________________ ___________________ __________________ __________________
                                             |    RCFD 8701     |    RCFD 8702      |    RCFD 8703     |    RCFD 8704     |
                                              __________________ ___________________ __________________ __________________
       (2) Purchased options ............... |                0 |                 0 |                0 |                0 | 14.c.(2)
                                              __________________ ___________________ __________________ __________________
                                             |    RCFD 8705     |     RCFD 8706     |    RCFD 8707     |    RCFD 8708     |
                                              __________________ ___________________ __________________ __________________
    d. Over-the-counter option contracts:    | //////////////// | ////////////////  | //////////////// | //////////////// |
                                              __________________ ___________________ __________________ __________________
       (1) Written options ................. |          473,227 |            46,717 |                0 |                0 | 14.d.(1)
                                              __________________ ___________________ __________________ __________________
                                             |    RCFD 8709     |     RCFD 8710     |    RCFD 8711     |    RCFD 8712     |
                                              __________________ ___________________ __________________ __________________
       (2) Purchased options ............... |          473,227 |            46,717 |                0 |                0 | 14.d.(2)
                                              __________________ ___________________ __________________ __________________
                                             |    RCFD 8713     |     RCFD 8714     |    RCFD 8715     |    RCFD 8716     |
                                              __________________ ___________________ __________________ __________________
    e. Swaps ............................... |        5,674,532 |               194 |          587,702 |                0 | 14.e.
                                              __________________ ___________________ __________________ __________________
                                             |    RCFD 3450     |     RCFD 3826     |    RCFD 8719     |    RCFD 8720     |
                                              __________________ ___________________ __________________ __________________
15. Total gross notional amount of           | //////////////// |  //////////////// | //////////////// | //////////////// |
    derivative contracts held for trading .. |        6,363,049 |           944,751 |          587,702 |                0 | 15.
                                              __________________ ___________________ __________________ __________________
                                             |    RCFD A126     |     RCFD A127     |    RCFD 8723     |    RCFD 8724     |
                                              __________________ ___________________ __________________ __________________
16. Gross notional amount of                 | //////////////// |  //////////////// | //////////////// | //////////////// |
    derivative contracts held for            | //////////////// | ////////////////  | //////////////// | //////////////// |
    purposes other than trading:             | //////////////// | ////////////////  | //////////////// | //////////////// |
                                              __________________ ___________________ __________________ __________________
    a. Contracts marked to market .......... |                0 |                 0 |                0 |                0 | 16.a.
                                              __________________ ___________________ __________________ __________________
                                             |    RCFD 8725     |    RCFD 8726      |    RCFD 8727     |    RCFD 8728     |
                                              __________________ ___________________ __________________ __________________
    b. Contracts not marked to market ...... |          257,937 |                 0 |                0 |                0 | 16.b.
                                              __________________ ___________________ __________________ __________________
                                             |    RCFD 8729     |     RCFD 8730     |    RCFD 8731     |    RCFD 8732     |
                                              __________________ ___________________ __________________ __________________
    c. Interest rate swaps where the bank    | //////////////// |  //////////////// | //////////////// | //////////////// |
       has agreed to pay a fixed rate ...... |            7,937 | ////////////////  | //////////////// | //////////////// | 16.c.
                                              __________________ ___________________ __________________ __________________
                                              |    RCFD A589     | //////////////// | //////////////// | //////////////// |
                                              __________________ ___________________ __________________ __________________


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-16
City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-L--CONTINUED

                                     _________________________________________ __________________________________________
                                     |   (Column A)       |     (Column B)     |    (Column C)      |     (Column D)     |
      Dollar Amounts in Thousands    |  Interest Rate     |  Foreign Exchange  | Equity Derivative  |   Commodity and    |
_____________________________________|    Contracts       |     Contracts      |     Contracts      | Other Contracts    |
|    Off-balance Sheet Derivatives   |__________________  |___________________ |____________________|____________________|
|      Position Indicators           |Tril Bil Mil Thou   | Tril Bil Mil Thou  |Tril Bil Mil Thou   |Tril Bil Mil Thou   |
|____________________________________|__________________  | __________________ |____________________|__________________  |
17. Gross fair values of             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    derivative contracts:            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    a. Contracts held for            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading:                      | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8733        37,074 | 8734        23,059 | 8735        11,729 | 8736             0 | 17.a.(1)
       (2) Gross negative            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8737        33,486 | 8738        20,013 | 8739        11,729 | 8740             0 | 17.a.(2)
    b. Contracts held for            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are marked       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       to market:                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8741             0 | 8742             0 | 8743             0 | 8744             0 | 17.b.(1)
       (2) Gross negative            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8745             0 | 8746             0 | 8747             0 | 8748             0 | 17.b.(2)
    c. Contracts held for            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are not          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       marked to market:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8749             0 | 8750             0 | 8751             0 | 8752             0 | 17.c.(1)
       (2) Gross negative            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8753         1,202 | 8754             0 | 8755             0 | 8756             0 |  17.c.(2)
                                     |___________________________________________________________________________________|

                                                                                                   _____________________
Memoranda                                                              Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
________________________________________________________________________________________________________________________|
1.-2. Not applicable                                                                               | ////////////////// |
3. Unused commitments with an original maturity exceeding one year that are reported in            | ////////////////// |
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments     | ////////////////// |
   that are fee paid or otherwise legally binding) ............................................... | 3833     5,771,245 |  M.3.
   a. Participations in commitments with an original maturity                                      | ////////////////// |
                                                                         __________________________
      exceeding one year conveyed to others ........................... | RCFD 3834  |     103,619 | ////////////////// | M.3.a.
                                                                         __________________________
4. To be completed only by banks with $1 billion or more in total assets:                          | ////////////////// |
   Standby letters of credit and foreign office guarantees (both financial and performance) issued | ////////////////// |
   to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above ............. | 3377        51,503 | M.4.
5. Installment loans to individuals for household, family, and other personal expenditures that    | ////////////////// |
   have been securitized and sold (with servicing retained), amounts outstanding by type of loan:  | ////////////////// |
   a. Loans to purchase private passenger automobiles (to be completed for the                     | ////////////////// |
      September report only) ..................................................................... | 2741           N/A | M.5.a.
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY) ................................. | 2742             0 | M.5.b.
   c. All other consumer installment credit (including mobile home loans) (to be completed for the | ////////////////// |
      September report only) ..................................................................... | 2743           N/A | M.5.c.
                                                                                                   |____________________|



Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                       Page RC-17

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-M--MEMORANDA

                                                                                                                 __________
                                                                                                                 |  C465   | (-
                                                                                                      _____________________
                                                                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
__________________________________________________________________________________________________________________________
1. Extensions of credit by the reporting bank to its executive officers, directors, principal         | ////////////////// |
   shareholders, and their related interests as of the report date:                                   | ////////////////// |
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal    | ////////////////// |
      shareholders, and their related interests ..................................................... | 6164         6,914 | 1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of       | ////////////////// |
      all extensions of credit by the reporting bank (including extensions of credit to               | ////////////////// |
      related interests) equals or exceeds the lesser of $500,000 or 5 percent                 Number | ////////////////// |
                                                                           ___________________________
      of total capital as defined for this purpose in agency regulations . | RCFD 6165 |            2 | ////////////////// | 1.b.
                                                                           ___________________________
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches          | ////////////////// |
   and agencies of foreign banks(1) (included in Schedule RC, item 3) ............................... | 3405             0 | 2.
3. Not applicable.                                                                                    | ////////////////// |
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others         | ////////////////// |
   (include both retained servicing and purchased servicing):                                         | ////////////////// |
   a. Mortgages serviced under a GNMA contract ...................................................... | 5500             0 | 4.a.
   b. Mortgages serviced under a FHLMC contract:                                                      | ////////////////// |
      (1) Serviced with recourse to servicer ........................................................ | 5501             0 | 4.b.(1)
      (2) Serviced without recourse to servicer ..................................................... | 5502             0 | 4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                       | ////////////////// |
      (1) Serviced under a regular option contract .................................................. | 5503             0 | 4.c.(1)
      (2) Serviced under a special option contract .................................................. | 5504             0 | 4.c.(2)
   d. Mortgages serviced under other servicing contracts ............................................ | 5505             0 | 4.d.
5. To be completed only by banks with $1 billion or more in total assets:                             | ////////////////// |
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must        | ////////////////// |
   equal Schedule RC, item 9):                                                                        | ////////////////// |
   a. U.S. addressees (domicile) .................................................................... | 2103         6,058 | 5.a.
   b. Non-U.S. addressees (domicile) ................................................................ | 2104        11,589 | 5.b.
6. Intangible assets:                                                                                 | ////////////////// |
   a. Mortgage servicing assets ..................................................................... | 3164             0 | 6.a.
                                                                            __________________________
       (1) Estimated fair value of mortgage servicing assets .............. | RCFD A590 |           0 | ////////////////// | 6.a.(1)
                                                                            __________________________
   b. Other identifiable intangible assets:                                                           | ////////////////// |
      (1) Purchased credit card relationships ....................................................... | 5506             0 | 6.b.(1)
      (2) All other identifiable intangible assets .................................................. | 5507        74,966 | 6.b.(2)
   c. Goodwill ...................................................................................... | 3163       342,050 | 6.c.
   d. Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item 10) ......... | 2143       417,016 | 6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or    | ////////////////// |
      are otherwise qualifying for regulatory capital purposes ...................................... | 6442             0 | 6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to                | ////////////////// |
   redeem the debt .................................................................................. | 3295             0 | 7.
                                                                                                      ----------------------

_____________
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.



Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                       Page RC-18

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-M--CONTINUED
                                                                                             __________________________
                                                                 Dollar Amounts in Thousands |            Bil Mil Thou |
_______________________________________________________________________________________________________________________
8.  a. Other real estate owned:                                                              | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5372             0 | 8.a.(1)
       (2) All other real estate owned:                                                      | /////////////////////// |
           (a) Construction and land development in domestic offices ....................... | RCON 5508             0 | 8.a.(2)(a)
           (b) Farmland in domestic offices ................................................ | RCON 5509             0 | 8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices ....................... | RCON 5510             0 | 8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices .......... | RCON 5511             0 | 8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices ....................... | RCON 5512             0 | 8.a.(2)(e)
           (f) In foreign offices .......................................................... | RCFN 5513             0 | 8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ....... | RCFD 2150             0 | 8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                  | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5374             0 | 8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ... | RCFD 5375        13,697 | 8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ....... | RCFD 2130        13,697 | 8.b.(3)
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,     | /////////////////////// |
    item 23, "Perpetual preferred stock and related surplus" ............................... | RCFD 3778             0 | 9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include            | /////////////////////// |
    proprietary, private label, and third party products):                                   | /////////////////////// |
    a. Money market funds .................................................................. | RCON 6441     5,021,999 | 10.a.
    b. Equity securities funds ............................................................. | RCON 8427        41,024 | 10.b.
    c. Debt securities funds ............................................................... | RCON 8428         6,466 | 10.c.
    d. Other mutual funds .................................................................. | RCON 8429       212,311 | 10.d.
    e. Annuities ........................................................................... | RCON 8430         8,505 | 10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through       | /////////////////////// |
       10.e above) ......................................................................... | RCON 8784     3,735,041 | 10.f.
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative         | /////////////////////// |
    contracts included in assets and liabilities reported in Schedule RC ................... | RCFD A525           (29)| 11.
12. Amount of assets netted against nondeposit liabilities and deposits in foreign offices   | /////////////////////// |
    (other than insured branches in Puerto Rico and U.S. territories and possessions) on     | /////////////////////// |
    the balance sheet (Schedule RC) in accordance with generally accepted accounting         | /////////////////////// |
    principles(1) .......................................................................... | RCFD A526           581 | 12.
13. Outstanding principal balance of loans other than 1-4 family residential mortgage        | /////////////////////// |
    loans that are serviced for others (to be completed if this balance is more than         | /////////////////////// |
    $10 million and exceeds ten percent of total assets) ................................... | RCFD A591             0 | 13.
                                                                                             ---------------------------
_________________________________________________________________________________________________________________________|
|                                                                                             ___________________________|
|Memeorandum                                                       Dollar Amounts in Thousands |           Bil Mil Thou  |
| _______________________________________________________________________________________________________________________|
|1. Reciprocal holdings of banking organizations' capital instruments                          | ////////////////// |    |
|   (to be completed for the December report only) ............................................| 3836             0 |M.1.|
-------------------------------------------------------------------------------------------------------------------------
_____________
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.




Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                       Page RC-19

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES,
               AND OTHER ASSETS


                                                                                                                      ______
The FFIEC regards the information reported in                                                                         |C470 | (-
all of Memorandum item 1, in items 1 through 10,             _______________________________________________________________|
column A, and in Memorandum items 2 through 4,               |     (Column A)     |    (Column B)      |  (Column C)        |
column A, as confidential.                                   |     Past due       |    Past due 90     |  Nonaccural        |
                                                             |   30 through 89    |    days or more    |                    |
                                                             |   days and still   |     and still      |                    |
                                                             |      accruing      |     accruing       |                    |
                                                             |____________________|____________________|____________________|
                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
_____________________________________________________________|____________________|____________________|____________________|
1. Loans secured by real estate:                             | ////////////////// | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ........................ | 1245             0 | 1246        16,597 | 1247        22,671 |1.a.
   b. To non-U.S. addressees (domicile) .................... | 1248             0 | 1249             0 | 1250             0 |1.b.
2. Loans to depository institutions and acceptances          | ////////////////// | ////////////////// | ////////////////// |
   of other banks:                                           | ////////////////// | ////////////////// | ////////////////// |
   a. To U.S. banks and other U.S. depository                | ////////////////// | ////////////////// | ////////////////// |
   institutions ............................................ | 5377             0 | 5378             0 | 5379             0 |2.a.
   b. To foreign banks ..................................... | 5380             0 | 5381             0 | 5382             0 |2.b.
3. Loans to finance agricultural production and              | ////////////////// | ////////////////// | ////////////////// |
   other loans to farmers .................................. | 1594             0 | 1597             0 | 1583             0 |3.
4. Commercial and industrial loans:                          | ////////////////// | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ........................ | 1251             0 | 1252        12,434 | 1253        35,791 |4.a.
   b. To non-U.S. addressees (domicile) .................... | 1254             0 | 1255             0 | 1256           114 |4.b.
5. Loans to individuals for household, family, and           | ////////////////// | ////////////////// | ////////////////// |
   other personal expenditures:                              | ////////////////// | ////////////////// | ////////////////// |
   a. Credit cards and related plans ....................... | 5383             0 | 5384         1,205 | 5385             0 |5.a.
   b. Other (includes single payment, installment,           | ////////////////// | ////////////////// | ////////////////// |
   and all student loans) .................................. | 5386             0 | 5387        10,931 | 5388         2,517 |5.b.
6. Loans to foreign governments and official                 | ////////////////// | ////////////////// | ////////////////// |
   institutions ............................................ | 5389             0 | 5390             0 | 5391             0 |6.
7. All other loans ......................................... | 5459             0 | 5460         1,379 | 5461         1,046 |7.
8. Lease financing receivables:                              | ////////////////// | ////////////////// | ////////////////// |
   a. Of U.S. addressees (domicile) ........................ | 1257             0 | 1258             0 | 1259             0 |8.a.
   b. Of non-U.S. addressees (domicile) .................... | 1271             0 | 1272             0 | 1791             0 |8.b.
9. Debt securities and other assets (exclude other           | ////////////////// | ////////////////// | ////////////////// |
   real estate owned and other repossessed assets).......... | 3505             0 | 3506             0 | 3507             0 |9.
                                                             |____________________|____________________|____________________|

=============================================================================================================================
Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items
1 through 8.
                                                              _____________________________________________________________
                                                             | RCFD  Bil Mil Thou |RCFD  Bil Mil Thou  | RCFD  Bil Mil Thou |
10. Loans and leases reported in items 1                      _____________________________________________________________
    through 8 above which are wholly or partially            | ////////////////// | /////////////////  | ////////////////// |
    guaranteed by the U.S. Government ...................... | 5612             0 | 5613          566  | 5614         4,992 |10.
    a. Guaranteed portion of loans and leases                | ////////////////// | ////////////////// | ////////////////// |
       included in item 10 above ........................... | 5615             0 | 5616           505 | 5617         3,994 |10.a.
                                                             |____________________|____________________|____________________|

                                      29


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                       Page RC-20

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-N--CONTINUED
                                                                                                                   ______
                                                                                                                   |C473 | (-
                                                          _______________________________________________________________|
                                                          |     (Column A)     |    (Column B)      |  (Column C)        |
                                                          |     Past due       |    Past due 90     |  Nonaccural        |
                                                          |   30 through 89    |    days or more    |                    |
                                                          |   days and still   |     and still      |                    |
                                                          |      accruing      |     accruing       |                    |
Memoranda                                                 |____________________|____________________|____________________|
                             Dollar Amounts in Thousands  | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
__________________________________________________________|____________________|____________________|____________________|
1. Restructured loans and leases included in              | ////////////////// | ////////////////// | ////////////////// |
   Schedule RC-N, items 1 through 8, above (and not       | ////////////////// | ////////////////// | ////////////////// |
   reported in Schedule RC-C, part I, Memorandum          | ////////////////// | ////////////////// | ////////////////// |
   item 2) ...............................................| 1658             0 | 1659             0 | 1661             0 |M.1.
2. Loans to finance commercial real estate,               | ////////////////// | ////////////////// | ////////////////// |
   construction, and land development activities          | ////////////////// | ////////////////// | ////////////////// |
   (not secured by real estate) included in               | ////////////////// | ////////////////// | ////////////////// |
   Schedule RC-N, items 4 and 7, above ...................| 6558             0 | 6559             0 | 6560           719 |M.2.
                                                          |____________________|____________________|____________________|
                                                          | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
3. Loans secured by real estate in domestic offices       |____________________|____________________|____________________|
   (included in Schedule RC-N, item 1, above):            | ////////////////// | ////////////////// | ////////////////// |
   a. Construction and land development ..................| 2759             0 | 2769        13,306 | 3492         1,177 |M.3.a.
   b. Secured by farmland ................................| 3493             0 | 3494             0 | 3495             0 |M.3.b.
   c. Secured by 1-4 family residential properties:       | ////////////////// | ////////////////// | ////////////////// |
   (1) Revolving, open-end loans secured by               | ////////////////// | ////////////////// | ////////////////// |
       1-4 family residential properties and              | ////////////////// | ////////////////// | ////////////////// |
       extended under lines of credit ....................| 5398             0 | 5399             0 | 5400             0 |M.3.c.(1)
   (2) All other loans secured by 1-4 family              | ////////////////// | ////////////////// | ////////////////// |
       residential properties ............................| 5401             0 | 5402         2,238 | 5403        11,657 |M.3.c.(2)
   d. Secured by multifamily (5 or more) residential      | ////////////////// | ////////////////// | ////////////////// |
      properties .........................................| 3499             0 | 3500             0 | 3501           808 |M.3.d.
   e. Secured by nonfarm nonresidential properties........| 3502             0 | 3503         1,053 | 3504         9,029 |M.3.e.
                                                          |____________________|____________________|____________________|
                                                          ___________________________________________
                                                          |     (Column A)     |    (Column B)      |
                                                          |    Past due 30     |    Past due 90     |
                                                          |  through 89 days   |    days or more    |
                                                           _________________________________________
                                                          | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                           _________________________________________
4. Interest rate, foreign exchange rate, and other        | ////////////////// | ////////////////// |
   commodity and equity contracts:                        | ////////////////// | ////////////////// |
  a. Book value of amounts carried as assets .............| 3522             0 | 3528             0 |M.4.a.
  b. Replacement cost of contracts with a                 | ////////////////// | ////////////////// |
     positive replacement cost ...........................| 3529             0 | 3530             0 |M.4.b.
                                                          |____________________|____________________|


_______________________________________________________________________________________________________________________________
Person to whom questions about the Reports of Condition and Income should be directed:                                   |C477| (-

Karen Gatenby, Vice President                                                      (713) 216-5263
_______________________________________________________________________________________________________________________________
Name and Title (TEXT 8901)                                                         Area code/phone number/extension (TEXT 8902)



Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                       Page RC-21

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                                                             |  C475  | (-
                                                                                                  _____________________
                                                                   Dollar Amounts in Thousands    | RCON  Bil Mil Thou |
__________________________________________________________________________________________________|____________________
1. Unposted debits (see instructions):                                                            | ////////////////// |
   a. Actual amount of all unposted debits....................................................... | 0030           N/A |1.a.
      OR                                                                                          | ////////////////// |
   b. Separate amount of unposted debits:                                                         | ////////////////// |
     (1) Actual amount of unposted debits to demand deposits..................................... | 0031             0 |1.b.(1)
     (2) Actual amount of unposted debits to time and savings deposits(1)........................ | 0032             0 |1.b.(2)
2. Unposted credits (see instructions):                                                           | ////////////////// |
   a. Actual amount of all unposted credits...................................................... | 3510           N/A |2.a.
      OR                                                                                          | ////////////////// |
   b. Separate amount of unposted credits:                                                        | ////////////////// |
      (1) Actual amount of unposted credits to demand deposits................................... | 3512             0 |2.b.(1)
      (2) Actual amount of unposted credits to time and savings deposits(1)...................... | 3514             0 |2.b.(2)
3. Uninvested trust funds (cash) held in bank's own trust department (not included in total       | ////////////////// |
   deposits in domestic offices)................................................................. | 3520        30,690 |3.
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto    | ////////////////// |
   Rico and U.S. territories and possessions (not included in total deposits):                    | ////////////////// |
   a. Demand deposits of consolidated subsidiaries............................................... | 2211         2,628 |4.a.
   b. Time and savings deposits(1) of consolidated subsidiaries.................................. | 2351            17 |4.b.
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries....................... | 5514             0 |4.c.
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:              | ////////////////// |
  a. Demand deposits in insured branches (included in Schedule RC-E, Part II).................... | 2229             0 |5.a.
  b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) ...... | 2383             0 |5.b.
  c. Interest accrued and unpaid on deposits in insured branches                                  | ////////////////// |
     (included in Schedule RC-G, item 1.b)....................................................... | 5515             0 |5.c.
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on       | ////////////////// |
   behalf of its respondent depository institutions that are also reflected as deposit liabilities| ////////////////// |
   of the reporting bank:                                                                         | ////////////////// |
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5,        | ////////////////// |
      column B).................................................................................. | 2314             0 |6.a.
   b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,        | ////////////////// |
      item 4 or 5, column A or C, but not column B).............................................. | 2315             0 |6.b.
7. Unamortized premiums and discounts on time and savings deposits:(1),(2)                        | ////////////////// |
   a. Unamortized premiums....................................................................... | 5516           300 |7.a.
   b. Unamortized discounts...................................................................... | 5517             0 |7.b.
8. To be completed by banks with "Oakar deposits."                                                | ////////////////// |
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter      | ////////////////// |
      (exclude deposits purchased or acquired from foreign offices other than insured branches    | ////////////////// |
      in Puerto Rico and U.S. territories and possessions):                                       | ////////////////// |
      (1) Total deposits purchased or acquired from other FDIC-insured institutions during        | ////////////////// |
          the quarter............................................................................ | A531           N/A |8.a.(1)
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable    | ////////////////// |
          to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF       | ////////////////// |
          members report deposits attributable to BIF)........................................... | A532           N/A |8.a.(2)
   b. Total deposits sold or transferred to other FIDC-insured institutions during the quarter    | ////////////////// |
      (exclude sales or transfers by the reporting bank of deposits in foreign offices other than | ////////////////// |
      insured branches in Puerto Rico and U.S. territories and possessions) ..................... | A533           N/A |8.b.

_____________________
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

                                      31


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                       Page RC-22

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-O--CONTINUED
                                                                                                  _____________________
                                                                   Dollar Amounts in Thousands    | RCON  Bil Mil Thou |
__________________________________________________________________________________________________|____________________
9.  Deposits in lifeline accounts................................................................ | 5596 ///////////// |9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total           | ////////////////// |
    deposits in domestic offices)................................................................ | 8432             0 |10.
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico     | ////////////////// |
    and U.S. territories and possessions reported in Schedule RC-E forcertain reciprocal          | ////////////////// |
    demand balances:                                                                              | ////////////////// |
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal        | ////////////////// |
       demand balances with the domestic offices of U.S. banks and savings associations           | ////////////////// |
       and insured branches in Puerto Rico and U.S. territories and possessions that were         | ////////////////// |
       reported on a gross basis in Schedule RC-E had been reported on a net basis .............. | 8785             0 |11.a.
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal      | ////////////////// |
       demand balances with foreign banks and foreign offices of other U.S. banks (other than     | ////////////////// |
       insured branches in Puerto Rico and U.S. territories and possessions) that were reported   | ////////////////// |
       on a net basis in Schedule RC-E had been reported on a gross basis ....................... | A181             0 |11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection    | ////////////////// |
       were included in the calculation of the reporting bank's net reciprocal demand balances    | ////////////////// |
       with the domestic offices of U.S. banks and savings associations and insured branches      | ////////////////// |
       in Puerto Rico and U.S. territories and possessions in Schedule RC-E ..................... | A182             0 |11.c.
12. Amount of assets netted against deposit liabilities in domestic offices and in insured        | ////////////////// |
    branches in Puerto Rico and U.S. territories and possessions on the balance sheet             | ////////////////// |
    (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts    | ////////////////// |
    related to reciprocal demand balances):                                                       | ////////////////// |
    a. Amount of assets netted against demand deposits........................................... | A527             0 |12.a.
    b. Amount of assets netted against time and savings deposits................................. | A528             0 |12.b.
                                                                                                  |____________________|

Memoranda (to be completed each quarter except as noted)
                                                                                                  _____________________
                                                                      Dollar Amounts in Thousands | RCON  Bil Mil Thou |
__________________________________________________________________________________________________|____________________|
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and            | ////////////////// |
   1.b.(1) must equal Schedule RC, item 13.a):                                                    | ////////////////// |
   a. Deposit accounts of $100,000 or less:                                                       | ////////////////// |
     (1) Amount of deposit accounts of $100,000 or less.......................................... | 2702     8,361,680 |M.1.a.(1)
     (2) Number of deposit accounts of $100,000 or less to be                              Number | ////////////////// |
         completed for the June report only)................................|RCON 3779 |      N/A | ////////////////// |M.1.a.(2)
   b. Deposit accounts of more than $100,000:                                                     | ////////////////// |
      (1) Amount of deposit accounts of more than $100,000....................................... | 2710     9,413,988 |M.1.b.(1)
                                                                                           Number | ////////////////// |
      (2) Number of deposit accounts of more than $100,000 ................| RCON 2722 |   19,769 | ////////////////// |M.1.b.(2)
2. Estimated amount of uninsured deposits in domestic offices of the bank:                        ----------------------
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
      above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or                      YES       NO
      procedure for determining a better estimate of uninsured deposits than the                  |____________________|
      estimate described above..................................................................  | 6861 |    |///|    |M.2.a.
   b. If the box marked YES has been checked, report the estimate of uninsured deposits           | RCON  Bil Mil Thou |
      determined by using your bank's method or procedure.......................................  | 5597           N/A |M.2.b.
3. Has the reporting institution been consolidated with a parent bank or                          ----------------------
   savings association in that parent bank's or parent savings association's
   Call Report or Thrift Financial Report?
   If so, report the legal title and FDIC Certificate Number of the parent bank or parent
   savings association:                                                                                 FDIC Cert No.
                                                                                                   ____________________
 | TEXT A545 |N/A                                                                                  | RCON A545| N/A    |M.3.
_________________________________________________________________________________________________________________________________


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-23
City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-R--REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item
12, for June 30, 1996, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.


1. Test for determining the extent to which Schedule RC-R must be completed.  To be                              |  C480B   | (-
   completed only by banks with total assets of less than $1 billion. Indicate in the                       | YES        NO |
   appropriate box at the right whether the bank has total capital greater than or              ____________________________|
   equal to eight percent of adjusted total assets..............................................| RCFD 6056 |     |////|    |1.
                                                                                                |___________________________|
      For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
      If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
      A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.
____________________________________________________________________
|  NOTE:  All banks are required to complete items 2 and 3 below.   |
|         See optional worksheet for items 3.a through 3.f.         |
|___________________________________________________________________|


                                                                       Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
___________________________________________________________________________________________________|____________________|
2. Portion of qualifying limited-life capital instruments (original weighted                       | ////////////////// |
   average maturity of at least five years) that is includible in Tier 2 capital:                  | ////////////////// |
   a. Subordinated debt(1) and intermediate term preferred stock.................................. | A515       345,000 |2.a.
   b. Other limited-life capital instruments...................................................... | A516             0 |2.b.
3. Amounts used in calculating regulatory capital ratios (report amounts                           | ////////////////// |
   determined by the bank for its own internal regulatory capital analyses                         | ////////////////// |
   consistent with applicable capital standards):                                                  | ////////////////// |
   a. Tier 1 capital.............................................................................. | 8274     1,417,838 |3.a.
   b. Tier 2 capital.............................................................................. | 8275       568,531 |3.b.
   c. Total risk-based capital.................................................................... | 3792     1,986,369 |3.c.
   d. Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross               | ////////////////// |
      risk-weighted assets)....................................................................... | A222             0 |3.d.
   e. Net risk-weighted assets (gross risk-weighted assets less excess allowance reported          | ////////////////// |
      in item 3.d above and all other deductions)................................................. | A223    18,372,645 |3.e.
   f. "Average total assets" (quarterly average reported in Schedule RC-K, item 9, less all        | ////////////////// |
       assets deducted from Tier 1 capital)(2).................................................... | A224    22,044,288 |3.f.
                                                                                                   |____________________|
                                                                               _________________________________________
                                                                              |     (Column A)     |     (Column B)     |
Items 4-9 and Memoranda items 1 and 2 are to be completed                     |       Assets       |   Credit Equiv-    |
by banks that answered NO to item 1 above and                                 |      Recorded      |    alent Amount    |
by banks with total assets of $1 billion or more.                             |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(3)   |
                                                                              |--------------------|  ------------------|
                                                                              | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
4. Assets and credit equivalent amounts of off-balance sheet items            | ------------------ |  ------------------|
   assigned to the Zero percent risk category:                                | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................. | 5163     3,200,329 | ////////////////// |4.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3796        22,343 |4.b.
                                                                              |____________________|____________________|
___________________________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                       Page RC-24

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|


SCHEDULE RC-R--CONTINUED

                                                                                   |    (Column A)      |    (Column B)      |
                                                                                   |       Assets       |   Credit Equiv-    |
                                                                                   |      Recorded      |    alent Amount    |
                                                                                   |       on the       |   of Off-Balance   |
                                                                                   |   Balance Sheet    |   Sheet Items(1)   |
                                                                                   |--------------------|--------------------|
                                                       Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD Bil Mil Thou  |
___________________________________________________________________________________|____________________|____________________|
5. Assets and credit equivalent amounts of off-balance sheet items                 | ////////////////// | ////////////////// |
   assigned to the 20 percent risk category:                                       | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet ....................................    | 5165     7,018,565 | ////////////////// |5.a
   b. Credit equivalent amount of off-balance sheet items .....................    | ////////////////// | 3801       201,340 |5.b.
6. Assets and credit equivalent amounts of off-balance sheet items                 | ////////////////// | ////////////////// |
   assigned to the 50 percent risk category:                                       | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet ....................................    | 3802       833,933 | ////////////////// |6.a.
   b. Credit equivalent amount of off-balance sheet items .....................    | ////////////////// | 3803       127,021 |6.b.
7. Assets and credit equivalent amounts of off-balance sheet items                 | ////////////////// | ////////////////// |
   assigned to the 100 percent risk category:                                      | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet ....................................    | 3804    12,516,009 | ////////////////// |7.a.
   b. Credit equivalent amount of off-balance sheet items .....................    | ////////////////// | 3805     3,932,176 |7.b.
8. On-balance sheet asset values excluded from and deducted in                     | ////////////////// | ////////////////// |
   the calculation of the risk-based capital ratio(2) .........................    | 3806       499,382 | ////////////////// |8.
9. Total assets recorded on the balance sheet (sum of                              | ////////////////// | ////////////////// |
   items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,              | ////////////////// | ////////////////// |
   item 12 plus items 4.b and 4.c) ............................................    | 3807    24,068,218 | ////////////////// |9.
                                                                                   |____________________|____________________|
Memoranda

                                                                            Dollar Amounts in Thousands| RCFD  Bil Mil Thou  |
_______________________________________________________________________________________________________|____________________ |
1. Current credit exposure across all off-balance sheet derivative contracts covered by the            | //////////////////  |
   risk-based capital standards........................................................................| 8764        59,393  |M.1.
                                                                                                       |____________________ |

                                                   __________________________________________________________________________
                                                   |                      With a remaining maturity of                       |
                                                   __________________________________________________________________________
                                                   |    (Column A)          |    (Column B)         |     (Column C)         |
                                                   |    One year or less    |    Over one year      |   Over five years      |
                                                   |                        | through five years    |                        |
2.  Notional principal amounts of                  __________________________________________________________________________
    off-balance sheet derivative contracts(3):     |RCFD Tril Bil Mil Thou  |RCFD Tril Bil Mil Thou |RCFD Tril Bil Mil Thou  |
                                                   __________________________________________________________________________
    a. Interest rate contracts ................... | 3809         1,811,957 | 8766        3,872,255 | 8767          463,546  |M.2.a.
    b. Foreign exchange contracts ................ | 3812           693,802 | 8769          140,385 | 8770           63,847  |M.2.b.
    c. Gold contracts ............................ | 8771                 0 | 8772                0 | 8773                0  |M.2.c.
    d. Other precious metals contracts ........... | 8774                 0 | 8775                0 | 8776                0  |M.2.d.
    e. Other commodity contracts ................. | 8777                 0 | 8778                0 | 8779                0  |M.2.e.
    f. Equity derivative contracts ............... | A000            93,550 | A001          494,152 | A002                0  |M.2.f.
                                                   |________________________|_______________________|________________________|
______________________________
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in item 8 and report the cost of these equity securities in items 5 through 7 above; if cost exceeds fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts)
    not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.



Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926  FFIEC 031

Address:              P.O. Box 2558                                                                                       Page RC-25

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|


                                        OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                                          REPORTED IN THE REPORTS OF CONDITION AND INCOME
                                               at close of business on June 30, 1997



TEXAS COMMERCE BANK NATIONAL ASSOCIATION                              HOUSTON                            ,  TEXAS
__________________________________________________________________    ___________________________________   ____________________
Legal Title of Bank                                                   City                                  State

The  management  of  the  reporting  bank  may, if  it  wishes,      both  on agency  computerized  records  and  in  computer-file
submit a brief narrative statement on  the amounts  reported in      releases to the public.
the  Reports of Condition  and Income.  This optional statement
will be made  available to the public,  along with the publicly      All information  furnished  by  the  bank  in  the   narrative
available  data in  the  Reports  of  Condition  and Income, in      statement must be accurate  and  not  misleading.  Appropriate
response  to  any  request for  individual  bank  report  data.      efforts shall be taken by the submitting bank to ensure the
However, the information reported in column  A  and  in all  of      statement's accuracy.  The  statement must  be signed,  in the
Memorandum    item    1   of  Schedule   RC-N  is  regarded  as      space provided below,  by a  senior officer  of the  bank  who
confidential and will  not  be  released to  the public.  BANKS      thereby attests to its accuracy.
CHOOSING     TO      SUBMIT     THE     NARRATIVE     STATEMENT
SHOULD    ENSURE     THAT    THE    STATEMENT    DOES       NOT      If, subsequent to the original submission, material changes are
CONTAIN    THE    NAMES    OR    OTHER    IDENTIFICATIONS    OF      submitted for  the data  reported  in the Reports of Condition
INDIVIDUAL     BANK     CUSTOMERS,     REFERENCES     TO    THE      and Income, the existing narrative  statement  will  be deleted
AMOUNTS     REPORTED    IN    THE    CONFIDENTIAL    ITEMS   IN      from  the files, and from  disclosure; the bank, at its option,
SCHEDULE     RC-N,    OR    ANY    OTHER    INFORMATION    THAT      may replace it with a  statement, under signature, appropriate
THEY   ARE   NOT   WILLING   TO   HAVE   MADE  PUBLIC  OR  THAT      to the amended data.
WOULD    COMPROMISE    THE    PRIVACY    OF    THEIR    CUSTOM-
ERS.  Banks  choosing  not  to  make  a statement may check the      The  optional narrative statement will appear in agency records
"No  comment"  box  below  and  should  make  no entries of any      and  in release  to the public exactly as submitted (or amended
kind  in the space provided for the narrative statement;  i.e.,      as described in  the  preceding  paragraph)  by  the management
DO  NOT  enter  in  this space  such phrases as "No statement,"      of  the  bank (except  for  the   truncation   of   statements
"Not applicable," "N/A," "No comment," and "None."                   exceeding the   750-character  limit  described  above).  THE
                                                                     STATEMENT   WILL   NOT   BE   EDITED   OR SCREENED   IN   ANY
The  optional  statement  must  be entered  on this sheet.  The      WAY  BY THE   SUPERVISORY   AGENCIES   FOR   ACCURACY   OR
statement  should not  exceed 100  words.  Further,  regardless      RELEVANCE.  DISCLOSURE    OF   THE   STATEMENT   SHALL   NOT
of the number  of  words, the  statement  must not  exceed  750      SIGNIFY THAT    ANY    FEDERAL    SUPERVISORY   AGENCY   HAS
characters, including  punctuation, indentation,  and  standard      VERIFIED OR     CONFIRMED     THE     ACCURACY    OF    THE
spacing   between  words  and  sentences.   If  any  submission      INFORMATION CONTAINED    THEREIN.      A     STATEMENT    TO
should  exceed 750 characters, as defined, it will be truncated      THIS   EFFECT WILL   APPEAR   ON   ANY   PUBLIC   RELEASE  OF
at  750  characters  with no  notice to the submitting bank and      THE OPTIONAL      STATEMENT      SUBMITTED      BY     THE
the  truncated  statement will  appear  as the bank's statement      MANAGEMENT OF  THE  REPORTING  BANK.
___________________________________________________________________________________________________________________________________
No comment |  | (RCON 6979)                                                                             | C471  | C472  | (-

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)




                                                    _______________________________________        ________________________________
                                                    Signature of Executive Officer of Bank          Date of Signature

                                      35


Legal Title of Bank:  Texas Commerce Bank National Association                       Call Date:  12/31/97 ST-BK:  48-3926

Address:              P.O. Box 2558

City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|


                                             THIS PAGE IS TO BE COMPLETED BY ALL BANKS
-----------------------------------------------------------------------------------------------------------------------------------

                     NAME AND ADDRESS OF BANK                   |                 OMB No. For  OCC:  1557-0081
                                                                |                 OMB No. For FDIC:  3064-0052
                                                                |            OMB No. For Federal Reserve: 7100-0036
                                                                |                  Expiration Date:   3/31/2000
                                                                |
                                                                |                         SPECIAL REPORT
                                                                |                (Dollar Amounts in Thousands)
                                                                |__________________________________________________________________
                                                                | CLOSE OF BUSINESS  | FDIC Certificate Number  |
                                                                | DATE               |                          |    C-700       (-
                                                                |     12/31/97       |  0 |3|2|6|3|             |
___________________________________________________________________________________________________________________________________
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
-----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.
With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
-----------------------------------------------------------------------------------------------------------------------------------
a. Number of loans made to executive officers since the previous Call Report date .............. | RCFD 3561 |              0  a.
b. Total dollar amount of above loans (in thousands of dollars)................................. | RCFD 3562 |              0  b.
c. Range of interest charged on above loans                             ___________________________________________________________
  (example: 9 3/4% = 9.75) ............................................ | RCFD 7701 |    0.00 | %  to | RCFD 7702 |    0.00  % c.
                                                                        ___________________________________________________________
___________________________________________________________________________________________________________________________________






___________________________________________________________________________________________________________________________________
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                        | DATE (Month, Day, Year)
                                                                                |
 /s/ RICHARD SUMMERS, EVP & CONTROLLER                                          | 2/11/98
___________________________________________________________________________________________________________________________________
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)          | AREA CODE/PHONE NUMBER/EXTENSION
                                                                                | (TEXT 8904)
 Karen Gatenby, Vice President                                                  |     (713) 216-5263
___________________________________________________________________________________________________________________________________
FDIC 8040/53 (6-95)

                                      36